UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
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Exchange Act of 1934

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Atlantic Coast Federal Corporation

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April 7, 2010
Dear Stockholder:
We cordially invite you to attend the 2010 Annual Meeting of Stockholders of Atlantic Coast Federal Corporation, the parent company of Atlantic Coast Bank. The annual meeting will be held at the Holiday Inn, 1725 Memorial Drive, Waycross, Georgia, at 10:00 a.m., local time, on May 14, 2010.
The enclosed notice of Annual Meeting of Stockholders and proxy statement describes the formal business to be transacted at the annual meeting. During the annual meeting we will also report on the operations of Atlantic Coast Federal Corporation. Our directors and officers will be present to respond to any questions that stockholders may have.
The business to be conducted at the annual meeting includes the election of four directors, the ratification of the appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm for the year ending December 31, 2010, the approval of the Atlantic Coast Federal Corporation 2010 Employee Stock Purchase Plan, and the approval of the Atlantic Coast Federal Corporation 2010 Director Stock Purchase Plan.
Our board of directors has determined that the matters to be considered at the annual meeting are in the best interests of Atlantic Coast Federal Corporation and its stockholders. For the reasons set forth in the proxy statement, the board of directors unanimously recommends a vote “FOR” each matter to be considered.
Also enclosed for your review is our 2009 Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of Atlantic Coast Federal Corporation as well as our audited financial statements. On behalf of the board of directors, we urge you to vote your shares of common stock as soon as possible even if you currently plan to attend the annual meeting. You can vote your shares of common stock prior to the annual meeting by mailing the enclosed proxy card in accordance with the instructions on the proxy card. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the annual meeting.

Sincerely,

Robert J. Larison, Jr.
President and Chief Executive Officer

ATLANTIC COAST FEDERAL CORPORATION
505 Haines Avenue
Waycross, Georgia 31501
(800) 342-2824
NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To be held on May 14, 2010
     Notice is hereby given that the 2010 Annual Meeting of Stockholders of Atlantic Coast Federal Corporation will be held at the Holiday Inn, 1725 Memorial Drive, Waycross, Georgia, on May 14, 2010, at 10:00 a.m., local time.
     A proxy card and a proxy statement for the annual meeting are enclosed.
     The annual meeting is being held for the purpose of considering and acting upon:
1.	The election of four directors of Atlantic Coast Federal Corporation;

2.	The ratification of the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm for Atlantic Coast Federal Corporation for the year ending December 31, 2010;

3.	The approval of the Atlantic Coast Federal Corporation 2010 Employee Stock Purchase Plan;

4.	The approval of the Atlantic Coast Federal Corporation 2010 Director Stock Purchase Plan; and
such other matters as may properly come before the annual meeting, or any adjournments thereof. The board of directors is not aware of any other business to come before the annual meeting.
     Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned. Stockholders of record at the close of business on March 19, 2010, are the stockholders entitled to vote at the annual meeting, and any adjournments thereof.
     EVEN IF YOU DO NOT PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES OF COMMON STOCK WITHOUT DELAY. YOU CAN VOTE YOUR SHARES OF COMMON STOCK PRIOR TO THE ANNUAL MEETING BY MAILING THE ENCLOSED PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD. YOU MAY REVOKE A PROXY AT ANY TIME BEFORE WE VOTE AT THE ANNUAL MEETING. YOU MAY DO SO BY EXECUTING AND RETURNING A PROXY CARD DATED LATER THAN A PREVIOUSLY SUBMITTED PROXY OR BY SUBMITTING A WRITTEN REVOCATION TO THE SECRETARY OF ATLANTIC COAST FEDERAL CORPORATION BEFORE THE VOTE IS TAKEN AT THE ANNUAL MEETING. IF YOU HOLD SHARES OF COMMON STOCK THROUGH A BROKER, YOU SHOULD FOLLOW THE INSTRUCTIONS OF YOUR BROKER REGARDING VOTING AND REVOCATION OF PROXIES. IF YOU ATTEND THE ANNUAL MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE ANNUAL MEETING.
     Our proxy statement, annual report to stockholders on Form 10-K and proxy card are available on www.snl.com/IRWebLinkX/GenPage.aspx?IID=4086903&gkp=1073743295. If you need directions to attend the annual meeting and to vote in person, please call us at (800) 342-2824 ext. 2213.

By Order of the Board of Directors

Pamela T. Saxon
Secretary
Waycross, Georgia
April 7, 2010

A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

Proxy Statement
ATLANTIC COAST FEDERAL CORPORATION
505 Haines Avenue
Waycross, Georgia 31501
(800) 342-2824
ANNUAL MEETING OF STOCKHOLDERS
May 14, 2010
     This proxy statement is being furnished in connection with the solicitation of proxies on behalf of the board of directors of Atlantic Coast Federal Corporation to be used at the 2010 Annual Meeting of Stockholders of Atlantic Coast Federal Corporation, which will be held at the Holiday Inn, 1725 Memorial Drive, Waycross, Georgia, on May 14, 2010, at 10:00 a.m., local time, and all adjournments of the annual meeting. The accompanying notice of annual meeting of stockholders and this proxy statement are first being mailed to stockholders on or about April 7, 2010.
REVOCATION OF PROXIES
     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the board of directors of Atlantic Coast Federal Corporation will be voted in accordance with the directions given thereon. You can vote your shares of our common stock prior to the annual meeting by signing and returning the enclosed proxy card to us, in accordance with instructions set forth on the proxy card. Proxies received by us, which are signed, but contain no instructions for voting, will be voted “FOR” the proposals set forth in this proxy statement.
     Proxies may be revoked by sending written notice of revocation to the Secretary of Atlantic Coast Federal Corporation, Pamela T. Saxon, at our address shown above, by delivering a duly executed proxy bearing a later date, or by attending the annual meeting and voting in person. The presence at the annual meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to the Secretary of Atlantic Coast Federal Corporation prior to the voting of such proxy.
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
     Holders of record of our common stock, par value $0.01 per share, as of the close of business on March 19, 2010 are entitled to one vote for each share then held. As of March 19, 2010, there were 13,415,709 shares of our common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.
     As to the election of directors, the proxy card included with this proxy statement enables a stockholder to vote FOR the election of the nominees proposed by the governance/nominating committee of the board of directors, or to WITHHOLD authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld.
     As to the ratification of the appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm, the approval of the Atlantic Coast Federal Corporation 2010 Employee Stock Purchase Plan, and the approval of the Atlantic Coast Federal Corporation 2010 Director Stock Purchase Plan, a stockholder may: (i) vote FOR the proposal; (ii) vote AGAINST the proposal; or (iii) ABSTAIN from voting on such proposal. The affirmative vote of holders of a majority of the votes cast at the annual meeting in person or by proxy is required for the ratification of the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm for the year ending December 31, 2010, the approval of the Atlantic Coast Federal Corporation 2010 Employee Stock Purchase Plan, and the Atlantic Coast Federal Corporation 2010 Director Stock Purchase Plan. The approval of these proposals shall be determined by a majority of the votes cast at the annual meeting, without regard to broker non-votes or proxies marked “ABSTAIN.”
     Management anticipates that Atlantic Coast Federal, MHC, our majority stockholder, will vote all of its shares of common stock in favor of all the matters set forth above. If Atlantic Coast Federal, MHC votes all of its shares in favor of each proposal, the election of the director nominees, the ratification of the appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm, the approval of the Atlantic Coast Federal Corporation 2010 Employee Stock Purchase Plan, and the approval of the Atlantic Coast Federal Corporation 2010 Director Stock Purchase Plan would be assured. As of March 19, 2010, Atlantic Coast Federal, MHC held 8,728,500 shares of common stock and persons other than Atlantic Coast Federal, MHC held 4,687,209 shares of common stock.
     Persons and groups who beneficially own in excess of 5% of our common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended. The following table sets forth, as of March 19, 2010, the shares of common stock beneficially owned by each person who was the beneficial owner of more than 5% of the outstanding shares of our common stock, as well as shares beneficially owned in the aggregate by all of our directors and executive officers and Atlantic Coast Federal, MHC as a group.

	Amount of Shares
	Owned and Nature	Percent of Shares
Name and Address of	of Beneficial	of Common Stock
Beneficial Owners	Ownership(1)	Outstanding
Atlantic Coast Federal, MHC 505 Haines Avenue Waycross, Georgia 31501	8,728,500	65.0%
Atlantic Coast Federal, MHC, and all of Atlantic Coast Federal Corporation’s and Atlantic Coast Bank’s directors and executive officers as a group (12 persons) (2)	9,551,671	70.3%

(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if such person has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

(2)	Includes shares of common stock held by Atlantic Coast Federal, MHC, of which Atlantic Coast Federal Corporation’s and Atlantic Coast Bank’s directors and two of its executive officers are also executive officers and directors. Atlantic Coast Federal Corporation’s and Atlantic Coast Bank’s executive officers and directors beneficially owned 771,596 shares of common stock, or 5.7% of the outstanding shares of common stock.
PROPOSAL I — ELECTION OF DIRECTORS
     Our board of directors consists of nine members and our bylaws provide that approximately one-third of our directors are to be elected annually. Our directors are generally elected to serve for a three-year period, or a shorter period if the director is elected to fill a vacancy, and until their respective successors have been elected and shall qualify. Four directors will be elected at the annual meeting and will serve until their successors have been elected and qualified. The governance/nominating committee has nominated Charles E. Martin, Jr., Forrest W. Sweat, Jr. and Thomas F. Beeckler, each to serve as directors for three-year terms, and Jay S. Sidhu to serve for a one-year term. All of the nominees are currently members of the board of directors.

     The table below sets forth certain information regarding the composition of our board of directors as of March 19, 2010, and the nominees, including the terms of office of board members. It is intended that the proxies solicited on behalf of the board of directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the annual meeting for the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the board of directors may recommend. At this time, the board of directors knows of no reason why any nominee might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected.

		Positions			Shares of
		Held with Atlantic			Common Stock
		Coast Federal	Director	Term to	Beneficially		Percent
Name(1)	Age(2)	Corporation	Since(3)	Expire	Owned(4)		of Class

NOMINEES

Charles E. Martin, Jr.	63	Chairman of the Board	1982	2013	58,047	(5)	*
Forrest W. Sweat, Jr.	52	Director	2001	2013	91,023	(6)	*
Thomas F. Beeckler	63	Director	2005	2013	62,904	(7)	*
Jay S. Sidhu	58	Director	2010	2011	—		*

DIRECTORS CONTINUING IN OFFICE

Frederick D. Franklin, Jr.	54	Director	2005	2012	46,048	(8)	*
Robert J. Smith	49	Director	2003	2012	51,330	(9)	*
H. Dennis Woods	64	Director	1987	2012	39,392	(10)	*
Robert J. Larison, Jr.	53	Director, President
		and Chief Executive
		Officer	2003	2011	187,526	(11)	1.3%
W. Eric Palmer	47	Director	2005	2011	30,377	(12)	*

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Carl W. Insel**	46	Executive Vice President —
		Commercial/Retail Sales	N/A	N/A	103,078	(13)	*
Thomas B. Wagers, Sr.	52	Chief Financial Officer	N/A	N/A	65,813	(14)	*
Phillip S. Buddenbohm**	39	Senior Vice President —
		Chief Risk Officer	N/A	N/A	31,363	(15)	*
Philip S. Hubacher**	52	Treasurer	N/A	N/A	56,270	(16)	*
All directors and executive officers as a group (13 persons)					823,171		6.1%

*	Less than 1%.

**	Carl W. Insel, Phillip S. Buddenbohm and Philip S. Hubacher are officers of Atlantic Coast Bank only.

(1)	The mailing address for each person listed is 505 Haines Avenue, Waycross, Georgia 31501.

(2)	As of March 19, 2010.

(3)	Reflects initial appointment to the board of directors of Atlantic Coast Federal Credit Union, the predecessor to Atlantic Coast Bank, with the exception of Directors Larison, Sweat, Smith, Franklin, Palmer, Beeckler and Sidhu. Each director of Atlantic Coast Federal Corporation, with the exception of Mr. Sidhu, is also a director of Atlantic Coast Bank and Atlantic Coast Federal, MHC, which owns the majority of the issued and outstanding shares of common stock of Atlantic Coast Federal Corporation. Mr. Sidhu was appointed on March 25, 2010.

(4)	See footnote (1), definition of “beneficial ownership,” in the table in “Voting Securities and Principal Holders Thereof.”

(5)	Includes 771 shares of common stock held in Mr. Martin’s individual retirement account, 1,000 shares owned by Mr. Martin’s spouse, 2,447 unvested shares of restricted stock, 17,160 shares that can be acquired pursuant to stock options within 60 days of March 19, 2010 and 13,884 shares of phantom stock.

(6)	Includes 35,748 shares of common stock held in Mr. Sweat’s individual retirement accounts, 17,803 shares of common stock held in Mr. Sweat’s spouse’s individual retirement account, 2,447 unvested shares of restricted stock and 17,160 shares that can be acquired pursuant to stock options within 60 days of March 19, 2010.

(7)	Includes 1,871 unvested shares of restricted stock and 17,160 shares that can be acquired pursuant to stock options within 60 days of March 19, 2010.

(8)	Includes 1,871 unvested shares of restricted stock, 17,160 shares that can be acquired pursuant to stock options within 60 days of March 19, 2010 and 18,536 shares of phantom stock.
(footnotes continued on next page)

(9)	Includes 2,447 unvested shares of restricted stock, 31,723 shares of common stock held in trust and 17,160 shares that can be acquired pursuant to stock options within 60 days of March 19, 2010.

(10)	Includes 2,447 unvested shares of restricted stock and 17,160 shares that can be acquired pursuant to stock options within 60 days of March 19, 2010.

(11)	Includes 10,045 shares of common stock held in Mr. Larison’s individual retirement accounts, 8,828 shares of common stock held in trust, 28,509 shares of common stock held in Mr. Larison’s 401(k) Plan account, 1,599 shares of common stock held by Mr. Larison as custodian for his daughter, 8,269 unvested shares of restricted stock, 10,225 shares held in Mr. Larison’s employee stock ownership plan account, 4,020 shares of phantom stock and 40,717 shares that can be acquired pursuant to stock options within 60 days of March 19, 2010. Mr. Larison has pledged 74,000 shares of our common stock as security for two loans.

(12)	Includes 100 shares of common stock held by Mr. Palmer’s children, 1,871 unvested shares of restricted stock and 17,160 shares that can be acquired pursuant to stock options within 60 days of March 19, 2010.

(13)	Includes 19,154 shares of common stock held in Mr. Insel’s 401(k) Plan account, 5,418 unvested shares of restricted stock, 7,182 shares held in Mr. Insel’s employee stock ownership plan account and 36,000 shares that can be acquired pursuant to stock options within 60 days of March 19, 2010. Mr. Insel has pledged 29,800 shares of our common stock as security for a loan.

(14)	Includes 13,470 shares of common stock held in Mr. Wagers’ 401(k) Plan account, 7,431 unvested shares of restricted stock, 7,108 shares held in Mr. Wagers’ employee stock ownership plan account and 20,735 shares that can be acquired pursuant to stock options within 60 days of March 19, 2010.

(15)	Includes 1,244 shares of common stock held in Mr. Buddenbohm’s 401(k) Plan account, 1,996 unvested shares of restricted stock, 11,600 shares that can be acquired pursuant to stock options within 60 days of March 19, 2010 and 5,099 shares held in Mr. Buddenbohm’s employee stock ownership plan account.

(16)	Includes 7,117 shares of common stock held in Mr. Hubacher’s individual retirement account, 16,752 shares of common stock held in Mr. Hubacher’s 401(k) Plan account, 799 unvested shares of restricted stock, 3,579 shares held in Mr. Hubacher’s employee stock ownership plan account and 3,200 shares that can be acquired pursuant to stock options within 60 days of March 19, 2010.
Directors
     The principal occupation during the past five years of each of our continuing directors and nominee directors is set forth below. All directors have held their present positions for at least five years unless otherwise noted.
     Charles E. Martin, Jr. Mr. Martin is a retired employee of CSX Transportation, Inc., Waycross, Georgia, where he worked as a machinist for over 20 years. Mr. Martin has served as a director of Atlantic Coast Bank and its predecessor, Atlantic Coast Federal Credit Union, since 1982. In his role as director of Atlantic Coast Federal Credit Union, Mr. Martin headed the credit committee after obtaining credit certification under a program offered by Florida State University. Mr. Martin has leveraged this knowledge and experience to provide input on the development of credit policies and procedures as well as being an advisor to Atlantic Coast Bank management in loan decisions and problem loan situations. Prior to 2005, Mr. Martin was a long-time resident of Waycross, Georgia. This provides Mr. Martin access to many community leaders and organizations, which provides Atlantic Coast Federal Corporation business development and growth opportunities.
     Forrest W. Sweat, Jr. Mr. Sweat is a partner in the law firm of Walker & Sweat, Waycross, Georgia. He has practiced law since 1982. Mr. Sweat specializes in providing legal counsel in real estate acquisition, lending and related matters. A large part of Atlantic Coast Bank’s lending program involves residential and commercial lending. Mr. Sweat was originally nominated to serve as a director due to his experience in this area, and he was re-nominated to serve again to provide the benefit of his expertise to Atlantic Coast Bank and the board of directors as a member with management on the loan and Community Reinvestment Act (“CRA”) committees.
     Thomas F. Beeckler. Mr. Beeckler is the owner, president and chief executive officer of the Beeckler Company, Jacksonville, Florida, a real estate development firm. Mr. Beeckler founded the company in 1990. Mr. Beeckler was originally nominated and re-nominated again this year as a director due to his real estate development experience, which contributes to Atlantic Coast Bank’s evaluation of real estate lending opportunities in Florida as member of the loan committee. Mr. Beeckler’s experience in acquisition and development of real estate is also used to assist the board of directors in the negotiation for acquisition of property for branches and other business office space.
     Jay S. Sidhu. Mr. Sidhu is Chairman and Chief Executive Officer of New Century Bank, headquartered in Phoenixville, Pennsylvania, where he has served since June 2009. Mr. Sidhu also is the Chairman and Chief Executive Officer of Sidhu Advisors, LLC, a financial services consulting company. Previously, Mr. Sidhu served as Chairman and Chief Executive Officer of the Philadelphia-based Sovereign Bank, where he was employed from

1986 until 2006. Under his leadership, Sovereign Bank grew from a small thrift with less than $1 billion in assets to a nearly $90 billion institution, with a branch network of 800 locations serving customers from Maryland to New Hampshire. Mr. Sidhu is being nominated to the board of directors due to his extensive experience in the financial services industry, as well as his capital markets background. Mr. Sidhu is also very experienced in public company operations and management, and is expected to contribute meaningfully to the board’s work in evaluating strategic opportunities, and offering guidance with respect to credit management.
     Frederick D. Franklin, Jr. Mr. Franklin has been a partner in the law firm of Rogers Towers, P.A., Jacksonville, Florida since January 2004. He currently serves as the Chairman of the firm’s litigation department. From 1997 to 2004, he was a partner in the law firm of Holland & Knight, Jacksonville, Florida. His legal experience also includes service as the General Counsel for the City of Jacksonville and its independent authorities. Mr. Franklin specializes in complex commercial litigation and has more than 20 years experience representing banks and federal banking agencies in loan workouts, commercial foreclosures and lender liability actions. His extensive experience as an attorney provides guidance to the board of directors in a number of areas, including litigation, contract negotiation and risk management.
     Robert J. Smith. Mr. Smith, a certified public accountant in the State of Florida, is currently employed by the Cypress Insurance Group in Jacksonville, Florida, as Executive Vice President, Finance and Non-Insurance Operations. From January 2001 through June 2008, he served as a senior mortgage banking executive with PHH Mortgage (NYSE:PHH) in Jacksonville, Florida, except for the period from April 2002 to July 2003, during which he was employed by Basis 100, a technology company which served the mortgage banking industry. Prior to his employment with PHH Mortgage in 2001, he was a Senior Vice President of Merrill Lynch Credit Corporation (NYSE:BAC), Jacksonville, Florida, for over nine years and, prior to that, was a Senior Manager for Deloitte & Touche LLP, where he was recognized as a National Industry Specialist in the savings and loan and real estate industries. Mr. Smith was originally nominated as a director because of his breadth of accounting expertise and experience in the mortgage finance and capital markets. Mr. Smith’s expertise also qualifies him as a financial expert, which was the basis of his selection as chairman of the audit committee.
     H. Dennis Woods. Mr. Woods is a retired employee of CSX Transportation, Inc., Waycross, Georgia, where he worked from 1964 until 2005. He most previously served as the business manager of the company’s warehouse in Waycross, Georgia. Mr. Woods has served as a director of Atlantic Coast Bank and its predecessor, Atlantic Coast Federal Credit Union, since 1987. For the years 1977 to 1986 Mr. Woods also served as a member of Atlantic Coast Federal Credit Union’s supervisory committee where, through his interaction with regulators and outside accountants, Mr. Woods developed knowledge and skills that enable him to serve on Atlantic Coast Bank’s audit committee. Mr. Wood’s long-standing service and knowledge of Atlantic Coast Federal Corporation’s operations has provided valuable insight and direction into the development of Atlantic Coast Bank’s corporate governance practices. Further, as a long-time resident in Waycross, Georgia, where Atlantic Coast Bank has its largest market share, Mr. Woods offers important insight in to financial service needs regarding products and services.
     Robert J. Larison, Jr. Mr. Larison has served as our president and chief executive officer since our organization in 2003 and Atlantic Coast Bank and Atlantic Coast Federal Credit Union since 1983. Mr. Larison’s financial institutions industry experience and his long service to Atlantic Coast Bank provides the board with the expertise of a seasoned financial services executive.
     W. Eric Palmer. Mr. Palmer is employed by the Mayo Clinic, Jacksonville, Florida, where he serves as a Section head of patient financial services. Prior to serving as section head, Mr. Palmer served as a section manager of accounts receivable at the Mayo Clinic for four years. Mr. Palmer is active in a number of Jacksonville area civic organizations, which provide an opportunity for the community to learn more about Atlantic Coast Bank and its products and services. Mr. Palmer was associated with Atlantic Coast Federal Credit Union as a member of its Credit Union Service Organization and its Community Advisory Board. In those roles, Mr. Palmer interfaced with members and member organizations along with helping identify business development opportunities. Mr. Palmer was originally nominated as a director in order to use his previous experience and familiarity with Atlantic Coast Federal Credit Union members to assist management in the transition from a credit union business to a publicly traded federal thrift. The knowledge and insight Mr. Palmer’s acquires about our Florida markets through his involvement in Jacksonville civic organizations is used by Atlantic Coast Bank to design products and develop marketing plans.
Executive Officers Who Are Not Directors
     The business experience for at least the past five years for each of the executive officers of Atlantic Coast Bank, who do not serve as directors, is set forth below.
     Carl W. Insel. Mr. Insel has served as executive vice president — commercial/retail sales since May 2009. He previously served as executive vice president — commercial lending beginning in September 2007 and served as market president of Florida from December 2006 until September 2007. Prior to that Mr. Insel served as executive vice president beginning in October 2004. Mr. Insel previously served as senior vice president for retail banking at the National Bank of Commerce, Atlanta, Georgia, where he worked from 1996 to September 2004.
     Thomas B. Wagers, Sr. Mr. Wagers has served as chief financial officer since May, 2009. He previously served as chief operating officer of Atlantic Coast Bank beginning in December, 2006 and as vice president of finance, beginning in June 2004. Mr. Wagers has over 18 years of banking experience including 12 years in various senior internal audit and finance positions with Barnett Banks, Inc. from 1985 until 1997. Mr. Wagers is a Certified Public Accountant in Florida and, upon graduating with a B.S. degree in accounting from East Tennessee State University in 1979, worked for the national public accounting firm of Coopers and Lybrand leaving as audit manager to join Barnet Banks, Inc. in 1985. Prior to joining Atlantic Coast Bank, Mr. Wagers was an independent accounting consultant from August 2002 until May 2004 after working in the food distribution business from 1998 until 2002.
     Phillip S. Buddenbohm. Mr. Buddenbohm has served as senior vice president-chief risk officer since September 2007. He previously served as senior vice president of credit administration from March 2005 until September 2007. Formerly a first vice president in the Consumer Services Division of National Commerce Financial Corporation in Memphis, Tennessee, he has 12 years of experience in lending, credit administration and branch services.
     Philip S. Hubacher. Mr. Hubacher has served as treasurer of Atlantic Coast Bank since 1988. He is a lieutenant colonel in the United States Air Force Reserve.
Board Structure and Risk Oversight
     Charles E. Martin, Jr. serves as the Chairman of the Board and Robert J. Larison, Jr. serves as the President and Chief Executive Officer of Atlantic Coast Federal Corporation and Atlantic Coast Bank. The board of directors made a determination, commencing with the organization of Atlantic Coast Federal Corporation in 2003, that these offices would be best served by two individuals. The board of directors currently believes that the lead independent director should be the Chairman of the Board and that position is best served by a director independent of management. In addition, the separation of the Chairman of the Board and Chief Executive Officer allows the President and Chief Executive Officer to better focus his energies on strengthening our franchise and increasing shareholder value while allowing the Chairman of the Board to lead the board in its fundamental role of providing advice to and independent oversight of management. This structure is reviewed on an annual basis by the board of directors, however, to determine its suitability. This board structure is also currently used by Atlantic Coast Bank.
     The primary risks facing Atlantic Coast Bank, as the operating subsidiary of Atlantic Coast Federal Corporation, are interest rate risk, liquidity risk, investment risk, credit risk, risks associated with inadequate allowance for loan losses, competitive risks and regulatory risks. While the full board of directors is actively engaged in monitoring all of these risks, we have further assigned specific responsibilities to board committees of Atlantic Coast Bank and Atlantic Coast Federal Corporation for detailed review. The asset/liability committee, with the assistance of professional consultants, regularly monitors interest rate risk and liquidity risk. Such monitoring includes review of compliance with Atlantic Coast Bank and regulatory policies governing interest rates risk, investments, and liquidity risk as well as overseeing appropriate risk mitigating strategies and the effect of those strategies on competitive risks. The loan committee meets regularly to review large loan requests and monitors overall credit risk of the loan portfolio by obtaining independent third-party evaluation of Atlantic Coast Bank’s loan grading system and, taken together with portfolio credit conditions, the risk to the allowance for loan losses. In addition to its role of ensuring the integrity of Atlantic Coast Federal Corporation’s financial statements, the audit committee monitors regulatory risks by evaluating regulatory examination results and assessing the reports and Atlantic Coast Bank’s responses to such reports, as well as to internal audit and other independent audits of compliance with the various regulations of state and federal agencies and organizations. The audit committee also evaluates the development of Atlantic Coast Bank’s policies and procedures for new or emerging regulations.
Board Independence
     The board of directors consists of a majority of “independent directors” within the meaning of the NASDAQ corporate governance listing standards. The board of directors has determined that each of our directors is “independent” within the meaning of the NASDAQ corporate governance listing standards with the exception of Mr. Larison who is our President and Chief Executive Officer. In addition, the board of directors has determined that nominees Martin, Sweat, Beeckler and Sidhu are independent under these standards. The board of directors has adopted a policy that the independent directors of the board shall meet in executive sessions periodically, which meetings may be held in conjunction with regularly scheduled board meetings.
     In determining the independence of the non-executive directors, the board of directors reviewed the following transactions: (1) legal fees paid to the law firm of Rogers Towers P.A., of which Mr. Franklin is a partner, and (2) grants given to the Jacksonville Children’s Christmas Party, an organization with which Mr. Palmer serves as a director; which amounted to approximately $5,000.
Meetings and Committees of the Board of Directors
     Our business is conducted at regular and special meetings of the full board of directors and its standing committees. The standing committees consist of the executive, audit, compensation and governance/nominating committees. During the fiscal year ended December 31, 2009, the board of directors met at 12 regular meetings and ten special meetings. No director attended fewer than 75% in the aggregate of the total number of board meetings held and the total number of committee meetings on which he served during fiscal 2009.
     Executive Committee. The executive committee consists of directors Martin, who serves as chairman, Beeckler and Sweat. The executive committee meets as needed. The executive committee is generally authorized to act on behalf of the full board of directors when certain business matters require prompt action. The executive committee met one time during the fiscal year ended December 31, 2009.
     Audit Committee. The audit committee consists of directors Smith, who serves as chairman, Woods and Palmer. The audit committee assists the board of directors in fulfilling its oversight responsibility relating to the integrity of our financial statements and the financial reporting processes; the systems of internal control over financial reporting; compliance with legal and regulatory requirements; the performance of our internal audit function; and our relationship with our independent registered public accounting firm. The committee hires, and reviews the reports prepared by, the registered public accounting firm and reviews substantially all of our periodic public financial disclosures. The committee is empowered to investigate any matter, with full access to all necessary books, records, facilities and personnel of the company, and has the authority to retain at our expense legal, accounting or other advisors, consultants or experts, as it deems appropriate. Each member of the audit committee is “independent” as defined in the NASDAQ corporate governance listing standards and under Rule 10A-3 of the Securities Exchange Act of 1934. The board of directors has determined that director Smith qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the Securities and Exchange Commission. Our board of directors has adopted a written charter for the audit committee. The audit committee met nine times during the fiscal year ended December 31, 2009.
     Compensation Committee. The compensation committee is responsible for recommending to the full board of directors the compensation of the chief executive officer and senior management, reviewing and administering overall compensation policy, including setting performance measures and goals, approving benefit programs, establishing compensation of the board of directors and other matters of personnel policy and practice and coordinating such actions with the benefits committee of Atlantic Coast Bank. The compensation committee is composed of directors Martin, who serves as chairman, Smith and Woods. Each member of the compensation committee is considered “independent” as defined in the NASDAQ corporate governance listing standards. The board of directors has adopted a written charter for the compensation committee, which is available on our website at www.atlanticcoastbank.net. The compensation committee met seven times during the year ended December 31, 2009.
     The role of the compensation committee is to review annually the compensation levels of the executive officers and recommend compensation changes to the board of directors. The compensation committee is composed entirely of outside, non-employee directors. It is intended that the executive compensation program will enable us to attract, motivate and retain talented executive officers who are capable of achieving our growth strategy and enhancing long-term stockholder value. The compensation committee has adopted a compensation strategy that seeks to provide competitive, performance-based compensation strongly aligned with the financial and stock performance of Atlantic Coast Federal Corporation. The key elements of our compensation program for executives are: base salary, annual incentive compensation and stock based award compensation. As deemed necessary in order to determine that the key elements of our executive compensation strategy are appropriate for our industry and market, the compensation committee may utilize the services of third party compensation consultants to gain perspective on similar executive positions in peer groups of publicly traded financial institutions. Such services were last obtained in 2007 from Organizational Consulting Group, LLP, Avon, Ohio.
     The compensation committee directly reviews the performance of the chief executive officer. The chief executive officer evaluates the performance and makes recommendations to the compensation committee for the other executive officers. However, the compensation committee has the sole authority to recommend changes regarding the total compensation of all executive officers to the full board of directors. Under the board’s policies, Mr. Larison, and any other director who is also an executive officer of Atlantic Coast Federal Corporation and Atlantic Coast Bank, do not participate in the board of directors determination of their own compensation.
     Governance/Nominating Committee. The governance/nominating committee currently consists of directors Palmer and Woods, each of whom is considered “independent” as defined in the NASDAQ corporate governance listing standards, with director Palmer serving as chairman. The board of directors has adopted a written charter for the governance/nominating committee, which is available on our website at www.atlanticcoastbank.net. The governance/nominating committee met one time during the year ended December 31, 2009.
     The functions of the governance/nominating committee include the following:
•	leading the search for individuals qualified to become members of the board of directors and to select director nominees to be presented for stockholder approval;

•	developing and recommending to the board of directors other specific criteria not specified in its charter for the selection of individuals to be considered for election or re-election to the board of directors;

•	adopting procedures for the submission of recommendations by stockholders by nominees to the board of directors; and

•	annually reviewing the adequacy of its charter and recommending any proposed changes to the board of directors.
     The governance/nominating committee identifies nominees by first evaluating the current members of the board of directors willing to continue in service. Current members of the board of directors with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the board of directors with that of obtaining a new perspective. In addition, the governance/nominating committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The committee does not have a formal diversity policy in the consideration of director nominees, but does consider a number of criteria, as set forth below, in its consideration of nominees for the board of directors. The governance/nominating committee seeks to identify candidates who, at a minimum, satisfy the following criteria:

•	the highest personal and professional ethics and integrity and whose values are compatible with our values;

•	experience and achievements that have given them the opportunity to exercise and develop good business judgment;

•	a willingness to devote the necessary time to the work of the board of directors and its committees, which includes being available for board and committee meetings;

•	a familiarity with the communities in which we operate and/or are actively engaged in community activities;

•	involvement in other activities or interests that do not create a conflict with their responsibilities to us and our stockholders; and

•	the capacity and desire to represent and balance the best interests of the communities that we serve including our stockholders and our customers, and not primarily a special interest group or constituency.
     The governance/nominating committee will also take into account whether a candidate satisfies the criteria for “independence” under the NASDAQ corporate governance listing standards.
     The governance/nominating committee has adopted procedures for the submission of recommendations for director nominees by our stockholders. If a determination is made that an additional candidate is needed for the board of directors, the governance/nominating committee will consider candidates submitted by our stockholders. Stockholders can submit the names of qualified candidates for director by writing to the chairman of the governance/nominating committee at 505 Haines Avenue, Waycross, Georgia 31501. The chairman must receive a submission not less than one hundred and twenty (120) days prior to the date of our proxy materials for the preceding year’s annual meeting. The submission must include the following information:
•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the governance/nominating committee;

•	the name and address of the stockholder as they appear on our stockholder records, and number of shares of our common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•	the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Regulation 14A of the Securities Exchange Act of 1934;

•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of Atlantic Coast Federal Corporation or its affiliates;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement from the candidate that the candidate is willing to be considered and willing to serve as a director if nominated and elected.
     A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in our bylaws.
     A stockholder who wants to communicate with the board of directors or with any individual director can write to Atlantic Coast Federal Corporation at 505 Haines Avenue, Waycross, Georgia 31501, attention: Chairman of the Governance/Nominating Committee. The letter should indicate that the author is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:
•	forward the communication to the director or directors to whom it is addressed;

•	attempt to handle the inquiry directly, or forward the communication for response by another employee. For example, a request for information about us as a stock-related matter may be forwarded to our stockholder relations officer; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.
     At each board of directors meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.
Code of Ethics
     The board of directors has adopted a Code of Business Conduct and Ethics that applies to all of Atlantic Coast Federal Corporation’s and Atlantic Coast Bank’s directors, officers and employees, and a Code of Ethics for the chief executive officer and senior financial officers. The codes are intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws. The codes are available on our website at www.atlanticcoastbank.net. Amendments to and waivers from the codes will also be disclosed on our website.
Attendance at Annual Meetings of Stockholders
     Although we do not have a formal written policy regarding director attendance at annual meetings of stockholders, it is expected that directors will attend our annual meetings. Seven of our then-current directors attended the prior year’s annual meeting of stockholders.
Audit Committee Report
     Our audit committee operates under a written charter adopted by the board of directors which is available on our website at www.atlanticcoastbank.net. The audit committee has issued a report which states that it has:
•	reviewed and discussed with management and our independent registered public accounting firm, our audited consolidated financial statements for the year ended December 31, 2009;

•	discussed with the independent registered public accounting firm the matters required to be discussed under Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

•	received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and have discussed with the independent registered public accounting firm their independence from us.
     Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in our annual report on Form 10-K for the year ended December 31, 2009 and be filed with the Securities and Exchange Commission. In addition, the audit committee approved the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm for us for the year ending December 31, 2010, subject to the ratification of this appointment by our stockholders.
     This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities

Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this report by reference, and shall not otherwise be deemed filed with the Securities and Exchange Commission.
This report has been provided by the audit committee.
Robert J. Smith, Chairman
H. Dennis Woods
W. Eric Palmer
Section 16(a) Beneficial Ownership Reporting Compliance
     Our common stock is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended. Our officers and directors and beneficial owners of greater than 10% of our common stock are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure in a company’s annual proxy statement and annual report on Form 10-K of the failure of an officer, director or 10% beneficial owner of our common stock to file a Form 3, 4 or 5 on a timely basis. Based on our review of such ownership reports, no other officer, director or 10% beneficial owner of our common stock failed to file such ownership reports on a timely basis for the year ended December 31, 2009.
Executive Compensation
     The following table sets forth for the year ended December 31, 2009, certain information as to the total compensation paid by Atlantic Coast Bank to Mr. Larison, who serves as president and chief executive officer and the two other highest compensated executive officers. Each of the individuals listed in the table below are referred to as a named executive officer.
SUMMARY COMPENSATION TABLE

						Non-equity	Non-qualified
						incentive	deferred
Name and				Stock	Option	plan	compensation	All other
Principal Position	Year	Salary	Bonus	awards	awards	compensation	earnings	compensation(1)	Total
Robert J. Larison, Jr.,	2009	$225,000	$—	$—	$—	$—	$—	$82,418	$307,418
President and CEO	2008	237,500	—	—	—	—	—	109,189	346,689
Thomas B. Wagers, Sr.	2009	178,217	$—	—	—	$—	$—	17,218	195,435
Chief Financial Officer	2008	178,822	—	—	—	—	—	45,084	223,906
Carl W. Insel	2009	174,432	$—	—	—	$—	$—	37,137	211,569
EVP — Commercial/	2008	174,432	—	—	—	—	—	67,791	242,223
Retail Sales

(1)	The amounts in this column represent the total of all perquisites (non-cash benefits and perquisites such as an automobile allowance, membership dues and other personal benefits), the value of cash dividend payments on unvested restricted stock awards and employer contributions to defined contribution plans (the Atlantic Coast Bank 401(k) Plan and ESOP) and split-dollar life insurance policies. Amounts are reported separately under the “All Other Compensation” tables below.

ALL OTHER COMPENSATION FOR 2009

				Insurance		ESOP
		Tax Gross	Contributions	Premiums	RRP	Shares
Name	Perquisites(1)	Ups	to 401(k) Plan	Paid(2)	Dividends(3)	Granted(4)	Total
Robert J. Larison, Jr.	$50,625	$4,104	$1,454	$20,599	$248	$5,388	$82,418
Thomas B. Wagers, Sr.	10,495	327	1,028	—	223	5,145	17,218
Carl W. Insel	10,774	226	591	19,995	163	5,388	37,137

(1)	Perquisites for Messrs. Larison, Insel and Wagers included reimbursement for country club membership and an automobile allowance. Mr. Larison’s perquisites also included an IRA contribution and a per diem payment for maintaining dual households in Waycross, Georgia and Jacksonville, Florida which totaled $31,259. No other individual perquisite exceeded $25,000.

(2)	Amounts for Messrs. Larison and Insel are estimated cost of death benefits for split-dollar life insurance policies.

(3)	Represents dividends on unvested restricted stock awards.

(4)	Market value of shares granted under the employee stock ownership plan as of December 31, 2008. See Note 14- Employee Stock Ownership Plan to our financial statements in the Form 10-K for the fiscal year ended December 31, 2009.
ALL OTHER COMPENSATION FOR 2008

				Insurance		ESOP
		Tax	Contributions	Premiums	RRP	Shares
Name	Perquisites(1)	Gross Ups	to 401(k) Plan	Paid(2)	Dividends(3)	Granted(4)	Total
Robert J. Larison, Jr.	$50,686	$5,241	$4,024	$20,599	$11,246	$17,392	$109,189
Thomas B. Wagers, Sr.	13,500	779	5,365	—	8,047	17,392	45,084
Carl W. Insel	16,212	2,419	4,231	19,995	7,541	17,392	67,791

(1)	Perquisites for Messrs. Larison, Insel and Wagers included reimbursement for country club membership and an automobile allowance. Messrs. Larison’s and Insel’s perquisites also included reimbursement for health care cost. Mr. Larison’s perquisites also include a per diem payment for maintaining dual households in Waycross, Georgia and Jacksonville, Florida which totaled $26,334. No other individual perquisite exceeded $25,000.

(2)	Amounts for Messrs. Larison and Insel are estimated cost of death benefits for split-dollar life insurance policies.

(3)	Represents dividends on unvested restricted stock awards.

(4)	Market value of shares granted under the employee stock ownership plan as of December 31, 2007. See Note 14- Employee Stock Ownership Plan to our financial statements in the Form 10-K for the fiscal year ended December 31, 2008.
     Incentive Program. Each year the board of directors approves annual and quarterly cash incentive programs to provide executive officers an opportunity to earn additional cash compensation based on reaching specified total company or business unit financial growth targets and other key business goals.
     For 2009, executive officers were eligible for an annual cash incentive award of up to 25% of an officer’s base salary if full year total corporation targets for Tier 1 capital ratio, efficiency ratio, core deposit ratio and non-performing asset ratio were met and certain pre-determined individual business unit goals were achieved. The minimum goal achievement level is 80% of the targeted goal. The compensation committee believes the annual incentive program provides our management team with an incentive to enhance the appropriate level of focus on short-term profitability without sacrificing our long-term growth goals. We achieved the corporate goal target associated with the core deposit ratio, however no other goal targets were met and therefore the compensation committee concluded not to pay annual incentive program payments for the named executive officers for the 2009 fiscal year. We also did not pay annual incentive awards to the above named executive officers in 2008.
     Employment Agreement with Robert J. Larison, Jr. Atlantic Coast Bank entered into an employment agreement with Robert J. Larison, Jr. for a term of three years effective December 11, 2009, which superseded the existing contract dated July 1, 2008. The agreement currently provides for a base salary of $250,000. Notwithstanding the agreement, Mr. Larison elected to take a reduction in the actual salary paid to him to a $225,000 annual rate. In addition to the base salary, the agreement provides for, among other things, participation in incentive programs and other employee pension benefit and fringe benefit plans applicable to executive employees. Upon each anniversary date of the agreement, the term will be extended for an additional year subject to the board of directors conducting a performance review of Mr. Larison and approving such renewal. Under the agreement, Mr. Larison’s employment may be terminated for cause at any time, in which event he would have no right to receive compensation or other benefits for any period after termination.

     Certain events resulting in Mr. Larison’s termination or resignation will entitle him to payments of severance benefits following termination of employment. Mr. Larison will be entitled to severance benefits under the agreement in the event (A) his employment is involuntarily terminated (for reasons other than cause, death, disability or retirement) or (B) he resigns during the term of the agreement within two years after any of the following events: (i) the failure to elect or reelect or to appoint or reappoint him to his executive positions, (ii) a material change in his functions, duties or responsibilities, which change would cause his position to become of lesser responsibility, importance or scope of authority, (iii) a material reduction in his salary or benefits other than as part of an employee wide reduction, (iv) a relocation of his principal place of employment by more than 50 miles from either Waycross, Georgia or Jacksonville, Florida or (v) a material breach of the agreement by Atlantic Coast Bank, which would entitle him to an immediate cash lump sum severance payment equal to three times his highest annual rate of base salary at any time during the term of the agreement and three times his highest annual bonus and non-equity compensation received during the latest three calendar years prior to the termination, which may be subject to a six month delay if required to comply with Section 409A of the Internal Revenue Code. In addition, he would be entitled, at no expense to him, to the continuation of substantially comparable life, disability and non-taxable medical and dental insurance coverage for such period. Notwithstanding any provision to the contrary in the agreement, payments under the agreement following a change in control are limited so that they will not constitute an excess parachute payment under Section 280G of the Internal Revenue Code.
     At December 31, 2009 if the employment of Mr. Larison had been terminated under the circumstances entitling him to severance pay, he would have been entitled to receive a lump sum payment of $778,181, which does not include any potential cutback for the Section 280G limits that would apply if such termination was in connection with a change in control.
     Employment Agreement with Thomas B. Wagers, Sr. Atlantic Coast Bank entered into an employment agreement with Thomas B. Wagers, Sr. for a term of three years effective January 1, 2010, which superseded the existing contract dated May 8, 2009. The agreement currently provides for a base salary of $178,000. In addition to the base salary, the agreement provides for, among other things, participation in incentive programs and other employee pension benefit and fringe benefit plans applicable to executive employees. Upon each anniversary date of the agreement, the term will be extended for an additional year subject to the board of directors conducting a performance review of Mr. Wagers and approving such renewal. Under the agreement, Mr. Wagers’ employment may be terminated for cause at any time, in which event he would have no right to receive compensation or other benefits for any period after termination.
     Certain events resulting in Mr. Wagers’ termination or resignation, similar to those specified for Mr. Larison, will entitle him to payments of severance benefits following termination of employment. Mr. Wagers will be entitled to the type of severance benefits under the agreement also specified in Mr. Larison’s agreement as previously discussed, except that his relocation protection is limited to Jacksonville, Florida.
     At December 31, 2009 if the employment of Mr. Wagers had been terminated under the circumstances entitling him to severance pay, he would have been entitled to receive a lump sum payment of $554,719, which does not include any potential cutback for the Section 280G limits that would apply if such termination was in connection with a change in control.
     Employment Agreement with Carl W. Insel. Atlantic Coast Bank entered into an employment agreement with Carl W. Insel for a term of three years effective January 1, 2010, which superseded the existing contract dated May 8, 2009. The agreement currently provides for a base salary of $175,000. In addition to the base salary, the agreement provides for, among other things, participation in incentive programs and other employee pension benefit and fringe benefit plans applicable to executive employees. Upon each anniversary date of the agreement, the term will be extended for an additional year subject to the board of directors conducting a performance review of Mr. Insel and approving such renewal. Under the agreement, Mr. Insel’s employment may be terminated for cause at any time, in which event he would have no right to receive compensation or other benefits for any period after termination.
     Certain events resulting in Mr. Insel’s termination or resignation, similar to those specified for Mr. Larison, will entitle him to payments of severance benefits following termination of employment. Mr. Insel will be entitled to the type of severance benefits under the agreement also specified in Mr. Larison’s agreement as previously discussed, except that his relocation protection is limited to Jacksonville, Florida.
     At December 31, 2009 if the employment of Mr. Insel had been terminated under the circumstances entitling him to severance pay, he would have been entitled to receive a lump sum payment of $572,719, which does not include any potential cutback for the Section 280G limits that would apply if such termination was in connection with a change in control.
     Employment Agreement with Phillip S. Buddenbohm. Atlantic Coast Bank entered into an employment agreement with Phillip S. Buddenbohm for a term of three years effective January 1, 2010, which superseded the existing contract dated June 24, 2009. The agreement currently provides for a base salary of $135,000. In addition to the base salary, the agreement provides for, among other things, participation in incentive programs and other employee pension benefit and fringe benefit plans applicable to executive employees. Upon each anniversary date of the agreement, the term will be extended for an additional year subject to the board of directors conducting a performance review of Mr. Buddenbohm and approving such renewal. Under the agreement, Mr. Buddenbohm’s employment may be terminated for cause at any time, in which event he would have no right to receive compensation or other benefits for any period after termination.
     Certain events resulting in Mr. Buddenbohm’s termination or resignation, similar to those specified for Mr. Larison, will entitle him to payments of severance benefits following termination of employment. Mr. Buddenbohm will be entitled to the type of severance benefits under the agreement also specified in Mr. Larison’s agreement as previously discussed, except that his severance payment would be one times his highest annual rate of base salary at anytime during the term of the agreement and one times the highest annual bonus and non-equity incentive compensation paid to the him for the most recent calendar year prior to the termination and his relocation protection is limited to Jacksonville, Florida.
     At December 31, 2009 if the employment of Mr. Buddenbohm had been terminated under the circumstances entitling him to severance pay, he would have been entitled to receive a lump sum payment of $148,593, which does not include any potential cutback for the 280G limits that would apply if such termination was in connection with a change in control.
     Non-compete Agreement with Robert J. Larison. On December 11, 2009, Atlantic Coast Bank entered into a Non-Compete and Non-Solicitation Agreement with Mr. Larison, which provides that, in order to protect the business, trade secrets and other confidential and proprietary information of Atlantic Coast Bank and Atlantic Coast Federal Corporation known to Mr. Larison following his termination of employment for any reason other than cause (as defined in his employment agreement), for a period of two years following such termination of employment, (i) Mr. Larison will not directly or indirectly solicit or any officer or employee to terminate their employment with Atlantic Coast Bank or Atlantic Coast Federal Corporation; (ii) Mr. Larison will not accept employment or become affiliated with any competitor of Atlantic Coast Bank or Atlantic Coast Federal Corporation in the same geographic locations where Atlantic Coast Bank or Atlantic Coast Federal Corporation has material business interests; and (ii) Mr. Larison will not solicit or cause any customer of Atlantic Coast Bank to terminate an existing business or commercial relationship with Atlantic Coast Bank.
     No later than 30 days after such termination of Mr. Larison’s employment, Atlantic Coast Bank or Atlantic Coast Federal Corporation shall pay Mr. Larison a cash lump sum equal to two times (i) the highest annual rate of base salary (as defined in Mr. Larison’s employment agreement) paid to him at any time under the employment agreement and (ii) the highest annual bonus and non-equity incentive compensation (as defined in the employment agreement) paid to him over the most recent two calendar years prior to the termination of employment; provided, however, that any payment owed to Mr. Larison under the agreement shall be reduced by an amount equal to the amount of any severance pay that Mr. Larison receives under his employment agreement upon an “event of termination” (as defined in the employment agreement). Payment may be delayed six months in order to comply with Section 409A of the Internal Revenue Code of 1986, as amended, if Mr. Larison is a “specified employee” of Atlantic Coast Federal Corporation as defined in Code Section 409A. If Mr. Larison had terminated employment on December 31, 2009, he would have been entitled to received a lump payment of $500,000, which does not include any potential cutback for the Section 280G limits that would apply if the termination was in connection with a change in control.

     Outstanding Equity Awards at Year End. The following table sets forth information with respect to our outstanding equity awards as of December 31, 2009 for our named executive officers.

Outstanding Equity Awards at Fiscal Year-End
Option Awards							Stock Awards
										Equity
										incentive
									Equity	plan
									incentive	awards:
									plan	market or
				Equity incentive					awards:	payout
		Number of	Number of	plan					number of	value of
		securities	securities	awards:			Number		unearned	unearned
		underlying	underlying	number of			of shares	Market	shares,	shares,
		unexercised	unexercised	securities			or units	value of shares	units or	units or
		options	options not	underlying	Option	Option	of stock	or units of	other rights	other rights
	Grant	exercisable	exercisable	unexercised	exercise	expiration	that have	stock that have	that have not	that have
Name	Date	(#)	(#)	earned options(#)	price($)	date(1)	not vested (#)	not vested ($)(2)	vested (#)	not vested($)
Robert J. Larison, Jr.	7/1/2005	—	—	—	—	—	8,269	12,486	—	—
	7/28/2005	24,717	8,000	—	13.73	7/28/2015	—	—	—	—
	10/11/2005	16,000	4,000	—	13.70	10/11/2015	—	—	—	—
Thomas B. Wagers, Sr.	7/1/2005	—	—	—	—	—	571	862	—	—
	7/28/2005	1,600	400	—	13.73	7/28/2015	—	—	—	—
	10/11/2005	1,600	400	—	13.70	10/11/2015	—	—	—	—
	12/22/2006	17,535	11,691	—	18.32	12/22/2016	6,860	10,359	—	—
Carl W. Insel	7/1/2005	—	—	—	—	—	5,418	8,181	—	—
	7/28/2005	24,000	6,000	—	13.73	7/28/2015	—	—	—	—
	10/11/2005	12,000	3,000	—	13.70	10/11/2015	—	—	—	—

(1)	Stock options expire 10 years after the grant date.

(2)	This amount is based on the fair market value of Atlantic Coast Federal Corporation common stock on December 31, 2009 of $1.51.

Benefits
     General. Atlantic Coast Bank currently provides health and welfare benefits to its employees, including hospitalization and comprehensive medical insurance, life insurance, subject to deductibles and co-payments by employees. Atlantic Coast Bank also provides its employees with the opportunity to participate in the Atlantic Coast Bank 401(k) plan.
     In connection with our stock offering in 2004, we adopted the Atlantic Coast Federal Corporation Employee Stock Ownership Plan for our eligible employees and any employees of our subsidiaries, including Atlantic Coast Bank. The Employee Stock Ownership Plan borrowed $4.6 million from us to purchase 465,520 shares of the common stock sold in our stock offering. The loan from us will be repaid principally from Atlantic Coast Bank’s contributions to the Employee Stock Ownership Plan over a period of 10 years. Shares purchased by the Employee Stock Ownership Plan are held in a suspense account and are released to participants’ accounts as debt service payments are made. Shares released from the Employee Stock Ownership Plan are allocated to each eligible participant’s Employee Stock Ownership Plan account based on the ratio of each such participant’s compensation to the total compensation of all eligible participants.
     Atlantic Coast Federal Corporation 2005 Stock Benefit Plans. Outside directors and key employees of Atlantic Coast Bank, Atlantic Coast Federal Corporation or their affiliates are eligible to participate in and receive awards of stock options and restricted stock under the 2005 Stock Option Plan, and the 2005 Recognition and Retention Plan, respectively. A total of 712,827 shares of our common stock were reserved for the 2005 Stock Option Plan and 285,131 shares of our common stock were reserved for the 2005 Recognition and Retention Plan. A total of 565,463 stock options and 282,137 stock awards were granted to directors and employees. As of December 31, 2009, 7,394 awards were available to be awarded under the 2005 Recognition and Retention Plan while approximately 228,864 options were available to be awarded under the 2005 Stock Option Plan. All grants of stock options under the 2005 Stock Option Plan were made with an exercise price equal to the market value of our common stock on the date of the award. All awards of common stock and options vest in 20% increments over a five-year period beginning on the first anniversary date following the date of grant. The vesting schedule is intended to promote the retention of executive officers, since unvested awards are forfeited if the executive officer terminates employment with us for reasons other than death, disability or change in control, as defined in the plan.
     Supplemental Executive Retirement Agreements. Atlantic Coast Bank has entered into a non-qualified supplemental executive retirement agreement with each of Messrs. Larison, Wagers and Insel that provides for the payment of a monthly supplemental retirement benefit equal to (1) the prior benefit that had been accrued under the agreement prior to its amendment in December 2009, (2) plus the stock award benefit and (3) plus the stock ownership benefit. Such benefit shall be payable for a period of 15 years upon the retirement age of 55 for Messrs. Larison and Insel, and 56 for Mr. Wagers, unless in any case the retirement age is extended. Under this formula, no benefit will accrue, except upon the completion of a second-step conversion by Atlantic Coast Federal Corporation. The prior benefit is calculated by dividing the accrued benefit by the closing price of Atlantic Coast Federal Corporation common stock on December 11, 2009 to arrive at a number of shares. The stock award benefit is the number of shares awarded to the executive and still owned under the 2005 Recognition and Retention Plan as of December 11, 2009. The ownership benefit is the amount of shares beneficially owned by the executive as of December 11, 2009 (excluding shares subject to vested stock options). The dollar value is computed by multiplying the total number of shares by the issue price in a second-step conversion by Atlantic Coast Federal Corporation (typically $10.00) and then multiplying by the exchange ratio. The exchange ratio is the number of shares in the successor corporation that an existing stockholder of Atlantic Coast Federal Corporation would receive in a second-step conversion pursuant to an appraisal of Atlantic Coast Federal Corporation by an independent valuation firm. Full benefits are also payable to the executive’s beneficiary upon death or disability prior to retirement of Messrs. Larison, Insel and Wagers. Upon change in control of Atlantic Coast Federal Corporation, the executives are entitled to receive a lump sum payment equal to the three benefit components.
     At December 31, 2009, the prior benefit that would have been accrued for Messrs. Larison, Wagers and Insel was $1.6 million, $332,000 and $380,000, respectively. The stock award benefit would have been $67,000, $30,000 and $41,000 for Messrs. Larison, Wagers and Insel, respectively. The stock ownership benefit would have been $156,000, $31,000 and $57,000, respectively, for Messrs. Larison, Wagers and Insel.

     Life Insurance Benefits. We have entered into endorsement split-dollar life insurance agreements with Messrs. Larison, Wagers and Insel to provide life insurance benefits equal to three times their highest base salary over the ten years prior to death or retirement after not less than 10 years of service. The insurance policies are bank owned life insurance (“BOLI”) purchased with single premiums. Endorsements equal to the estimated death benefits of the BOLI policy provide coverage under the terms of the split-dollar agreements. The purpose of the split-dollar insurance policies is to compensate the executive for the shortfall in life insurance benefits provided to the executive compared to what is offered to other employees. We provide all employees with two separate group life insurance policies. The first provides a death benefit of $10,000. A second policy provides a death benefit of up to two times the employee’s annual salary, with a limit of $300,000.
     Atlantic Coast Bank Executive Non-Qualified Retirement Plan. Effective November 1, 2002, Atlantic Coast Bank also maintains a supplemental executive retirement plan for the benefit of certain senior executives, excluding Messrs. Larison, Wagers and Insel. The program provides for annual payments for 20 years following normal retirement at age 65 and with 10 years of service. The benefit is calculated by dividing the accrued benefit for the executive by the closing price of Atlantic Coast Federal Corporation common stock on December 11, 2009 to arrive at a number of shares. The number of shares is then multiplied by the issue price in a second-step conversion of Atlantic Coast Federal Corporation (typically $10.00 per share) and then by the exchange ratio as described above. The benefit is reduced 5% per year for each year before age 65 that benefits begin, but benefits cannot begin until age 55. Currently, 18 individuals participate in this plan. In the event the participant dies or there is a change in control before the second-step conversion is completed, the fair market value of the common stock will be substituted for the issue price and the exchange ratio. Due to the contingent nature of this liability, Atlantic Coast Bank had accrued no liability for this benefit as of December 31, 2009. At December 31, 2009, the accrued benefit would have been $512,200.
Director Compensation
     Directors’ Summary Compensation Table. Set forth below is summary compensation for each of our non-employee directors for the year ended December 31, 2009.

Director Compensation
				Non-equity	Non-qualified
	Fees earned			incentive	deferred
	or paid	Stock	Option	plan	compensation	All other
Name	in cash	awards(1)	awards(1)	compensation(2)	earnings	compensation(3)	Total
Thomas F. Beeckler	$23,544	$—	$—	$—	$—	$412	$23,956
Frederick D. Franklin, Jr.	23,544	—	—	—	—	412	23,956
Charles E. Martin, Jr.	28,500	—	—	—	—	538	29,038
W. Eric Palmer	23,544	—	—	—	—	412	23,956
Robert J. Smith	24,876	—	—	—	—	538	25,414
Forrest W. Sweat, Jr.	24,876	—	—	—	—	538	25,414
H. Dennis Woods	23,544	—	—	—	—	538	24,082

(1)	No stock awards or stock option grants were made in 2009. At December 31, 2009, each noted director had 21,450 option awards. In addition, Messrs. Beeckler, Franklin and Palmer had 1,871 unvested restricted stock awards and the other directors had 2,447 unvested restricted stock awards.

(2)	Directors earned no incentive compensation under the Director Incentive Plan in 2009.

(3)	This amount represents dividends received on unvested stock awards in 2009. For the year ended December 31, 2009, no director received perquisites or personal benefits, which exceeded $10,000.
     Members of our board of directors do not receive separate compensation for their service on the board of directors or the committees of Atlantic Coast Federal Corporation.
     Members of Atlantic Coast Bank’s board of directors receive a fee of $1,962 per month. Employee members do not receive board fees. The chairman of the board receives a fee of $2,375 monthly and the vice-chairman of the board and chairman of the audit committee both receive a fee of $2,073 monthly. Atlantic Coast Bank has established a director deferred fee plan that permits a board member to defer some or all of his board fees.

As of December 31, 2009, Atlantic Coast Bank had accrued a liability of $186,058 for this plan. Other than described above, committee members are not separately compensated for their service.
     Director Retirement Plan. Atlantic Coast Bank also maintains a director retirement plan that provides for the payment of a retirement benefit equal to (1) the prior benefit that had been accrued under the plan prior to its amendment in December 2009, (2) plus the stock award benefit and (3) plus the stock ownership benefit. Such benefit shall be payable in 120 monthly installments upon the separation from service of a participant after 65 or upon the closing of a second step conversion by Atlantic Coast Federal Corporation. The prior benefit is calculated by dividing the accrued benefit by the closing price of Atlantic Coast Federal Corporation common stock on December 11, 2009 to arrive at a number of shares. The stock award benefit is the number of shares awarded to the director and still owned under the 2005 Recognition and Retention Plan as of December 11, 2009. The ownership benefit is the amount of shares beneficially owned by the director as of December 11, 2009 (excluding beneficial ownership of stock options). The dollar value is computed by multiplying the total number of shares by the issue price in a second-step conversion by Atlantic Coast Federal Corporation (typically $10.00) and then multiplying by the exchange ratio. The exchange ratio is the number of shares in the successor corporation that an existing stockholder of Atlantic Coast Federal Corporation would receive in a second-step conversion pursuant to an appraisal of Atlantic Coast Federal Corporation by an independent valuation firm. A cash lump sum is payable to the director’s beneficiary upon death of the director after completing 60 months of service with the Atlantic Coast Bank or Atlantic Coast Federal Corporation but before commencement of monthly payments. Due to the contingent nature of this liability, Atlantic Coast Bank had accrued no liability for this benefit as of December 31, 2009. At December 31, 2009, the aggregate accrued prior benefit would have been $255,900, the aggregate stock award benefit would have been $262,900 and the aggregate stock ownership benefit would have been $116,300.
     Director Emeritus Program. Effective January 1, 2005, Atlantic Coast Bank established a director emeritus program. The plan provides for an annual benefit of $10,288 through May 31, 2011 and $10,000 per year for nine years following termination of service on the board of directors of Atlantic Coast Federal Corporation and Atlantic Coast Bank and election to serve as a director emeritus. The first payment under the director emeritus program is paid within 30 days of retirement and will follow each year thereafter for the remaining term. In the event of the death of a director, the remaining benefits will be paid to his beneficiary. Three former directors or their beneficiaries currently participate in this program. The director emeritus program is fully funded and there is no accrued liability for this plan.
     Director Incentive Plan. Atlantic Coast Bank pays an annual cash incentive to directors based on Atlantic Coast Bank reaching specified earnings and balance sheet growth targets and achieving key business objectives. In 2009, there were no annual cash incentive awards earned.
     Director Deferred Fee Plan. Effective August 1, 2002, this plan allows all directors to defer receipt of board fees and annual cash incentives and self-direct the investment of such deferrals in any readily tradable investment other than Atlantic Coast Federal Corporation stock. All payments are made in cash. Each director selects the time of payment and the form of payment (i.e. lump sum or installments over 5 or up to ten years). Payments may be made earlier than the specified date due to unforeseeable financial hardship, disability, death or change in control. Amounts less than $10,000 will be paid in a lump sum. Directors may change their deferral amount or time and form of payment only in accordance with Section 409A of the Internal Revenue Code.
     Director Deferred Compensation Plan for Equity. Effective January 1, 2007, this plan allows directors to defer receipt of board fees and annual cash incentives and invest the deferrals in Atlantic Coast Federal Corporation common stock through restricted stock units. All payments are made in the form of Atlantic Coast Federal Corporation common stock. Each director selects the time of payment and the form of payment (i.e. lump sum or installments over 5 or up to ten years). Payments may be made earlier than the specified date due to unforeseeable financial hardship, disability, death or change in control. Amounts less than $10,000 will be paid in a lump sum. Directors may change their deferral amount or time and form of payment only in accordance with Section 409A of the Internal Revenue Code.

Transactions With Certain Related Persons
     Atlantic Coast Bank has a policy of granting loans to officers and directors, which fully complies with all applicable federal regulations. Loans to directors and executive officers are made in the ordinary course of business and on substantially the same terms and conditions as those of comparable transactions with unaffiliated third parties prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. In addition, all loans to directors and executive officers are approved by at least a majority of the independent, disinterested members of the board of directors.
     All loans Atlantic Coast Bank makes to its directors and executive officers are subject to regulations restricting loans and other transactions with affiliated persons of Atlantic Coast Bank. Loans to all directors and executive officers and their associates totaled approximately $2.6 million at December 31, 2009, which was 4.1% of our stockholders’ equity at that date. All loans to directors and executive officers were performing in accordance with their terms at December 31, 2009.
     Atlantic Coast Bank also paid legal fees during 2009 in the amount of $175,000 to the law firm of Rogers Towers, P.A., of which director Franklin is a partner.
PROPOSAL II — RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     Atlantic Coast Federal Corporation’s independent registered public accounting firm for the year ended December 31, 2009 was Crowe Horwath LLP. The audit committee of Atlantic Coast Federal Corporation has approved the engagement of McGladrey & Pullen, LLP to be Atlantic Coast Federal Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2010, subject to the ratification of the engagement by Atlantic Coast Federal Corporation’s stockholders. At the annual meeting, the stockholders of Atlantic Coast Federal Corporation will consider and vote on the ratification of the engagement of McGladrey & Pullen, LLP for Atlantic Coast Federal Corporation’s fiscal year ending December 31, 2010. Neither representatives of Crowe Horwath LLP nor McGladrey & Pullen, LLP are expected to attend the annual meeting.
     On March 31, 2010, the audit committee of Atlantic Coast Federal Corporation met and decided to dismiss Crowe Horwath LLP as Atlantic Coast Federal Corporation’s independent registered public accounting firm. Atlantic Coast Federal Corporation’s financial statements in recent years, including the years ended December 31, 2009 and 2008, were audited by Crowe Horwath LLP. On March 31, 2010, the audit committee also approved the engagement of McGladrey & Pullen, LLP as Atlantic Coast Federal Corporation’s registered public accounting firm for the fiscal year ending December 31, 2010.
     The reports of Crowe Horwath LLP on the financial statements of Atlantic Coast Federal Corporation for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the two most recent fiscal years and through March 31, 2010, there were no disagreements with Crowe Horwath LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe Horwath LLP would have caused Crowe Horwath LLP to make reference thereto in its report on Atlantic Coast Federal Corporation’s financial statements. During the two most recent fiscal years and through March 31, 2010, there were no reportable events (as set forth in Regulation S-K Item 304(a)(1)(v)) with Crowe Horwath LLP.
     During the two most recent fiscal years and through March 31, 2010, neither Atlantic Coast Federal Corporation nor anyone on its behalf consulted with McGladrey & Pullen, LLP regarding either (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on Atlantic Coast Federal Corporation’s financial statements; or (ii) any matter that was the subject matter of a disagreement or reportable event with Crowe Horwath LLP (as set forth in Regulation S-K Item 304 (a)(1)(iv) or (v)).

     Set forth below is certain information concerning aggregate fees billed for professional services rendered by Crowe Horwath LLP, during the fiscal years ended December 31, 2009 and 2008.
     The aggregate fees included in the audit category were fees billed for the fiscal years for the audit of our annual financial statements and the review of our quarterly financial statements. The aggregate fees included in each of the other categories were fees billed in the noted fiscal years.

	2009	2008
Audit Fees	$219,230	$166,852
Audit Related Fees	44,114	45,055
Tax Fees	64,748	77,619
All Other Fees	—	—
     Audit Fees. Audit fees of $219,230 in fiscal 2009 were for the audit of our consolidated financial statements. The audit fees for fiscal 2009 include fees relating to review of the financial statements included in our quarterly reports on Form 10-Q and review of our Annual Report on Form 10-K. Audit fees of $166,852 in fiscal 2008 were for the audit of our consolidated financial statements and include fees relating to review of the financial statements included in our quarterly reports on Form 10-Q and review of the Annual Report on Form 10-K.
     Audit-Related Fees. Audit related fees for $44,114 in fiscal year 2009 were for annual benefit plan audits of our Employee Stock Ownership Plan and our 401(k) plan. Audit related fees for $45,055 in fiscal year 2008 were for services associated with a due diligence review of a potential acquisition and the annual benefit plan audits of our employee stock ownership plan and our 401(k) Plan.
     Tax Fees. Tax fees of $64,748 and $77,619 in fiscal years 2009 and 2008, respectively, were for services related to tax compliance and tax planning.
     All Other Fees. There were no other fees in fiscal 2009 or 2008.
     The audit committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The audit committee has delegated pre-approval authority to its chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
     In order to ratify the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm for the year ending December 31, 2010, the proposal must receive at least a majority of the votes cast at the annual meeting, without regard to broker non-votes or proxies marked “ABSTAIN,” either in person or by proxy, in favor of such ratification. The audit committee of the board of directors recommends a vote “FOR” the ratification of the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm for the year ending December 31, 2010.
PROPOSAL III — APPROVAL OF ATLANTIC COAST FEDERAL CORPORATION
2010 EMPLOYEE STOCK PURCHASE PLAN
     Our board of directors approved the Atlantic Coast Federal Corporation Employee Stock Purchase Plan and recommended submitting the plan to stockholders for approval at the annual meeting. If approved, the plan will become effective June 1, 2010.
     The plan enables eligible employees to purchase common stock through payroll deductions. The plan is intended to qualify under Section 423 of the Internal Revenue Code (the “Code”) and its regulations (“Code Section 423”). If Code Section 423 is amended in any way, the compensation committee of our board may amend the plan to conform to such changes. The following summary is qualified by reference to the complete text of the plan, which is attached as Appendix A.
Description of the Plan
     Shares Reserved For Issuance Under the Plan. For 2010, 150,000 shares of common stock may be issued under the plan, with an annual increase of 50,000 shares to be added to the Plan on the first day of each calendar year, starting on January 1, 2011, all subject to adjustments for stock dividends, splits and other events that affect the number of shares of common stock outstanding. Stock subject to purchase under the plan will be shares of common stock that have been authorized but unissued, or have been previously issued, or both.
     Maximum purchase. The plan is generally open to all employees of Atlantic Coast Federal Corporation and its subsidiaries. The compensation committee will determine eligibility for each offering period. A participant’s stock purchases during a calendar year may not exceed the lesser of: (a) a total dollar amount or number of shares as specified by the compensation committee, or (b) $25,000.
     Benefits. Since participation in the plan is voluntary, future benefits to be allocated to any individual or group of individuals under the plan cannot be determined at this time.
     Stock purchase agreement. Participants will enter into a stock purchase agreement with us. The agreement will state the number of shares of common stock to be purchased and will authorize us, during the offering period, to withhold from the participant’s pay amounts that will equal the purchase price of the shares. Atlantic Coast Federal Corporation or the appropriate participating subsidiary will credit these amounts to a plan account. Accounts are not credited with interest. Payroll deductions will remain in effect until changed by the participant and will remain in effect for successive purchase periods. The compensation committee will determine how often participants may change their deferral elections during a purchase period.
     Types of offering. The plan provides for fixed price offerings. In a fixed price offering, the purchase price of a share of common stock will be not less than 85% of its fair market value on the date of the agreement. Offering periods will be established by the compensation committee, but may not exceed 27 months.
     Purchase of shares. At the end of the offering period, if the fair market value of a share of common stock is equal to or greater than the purchase price specified in the agreement, the shares covered by the agreement automatically will be purchased by the participant with the funds held on behalf of the participant in the plan account. However, the participant may elect not to purchase any shares or to purchase fewer than all of the shares covered by the agreement. Any balance in the plan account held on behalf of the participant after purchase of the shares, will be paid to the participant. If a participant does not purchase any shares, all funds in the plan account held on his or her behalf will be paid to the participant. The number of shares the participant purchases on each purchase date is determined by dividing the total amount of payroll deductions withheld from the participant’s compensation since the prior purchase date by the purchase price.
     Delivery of shares. As soon as practicable after each purchase date, the custodian will cause to be credited to the participant’s account the number of shares of common stock with respect to which the participant exercised his or her purchase rights under the plan.
     Refund of contributions. Participants may elect to withdraw from participation under the plan at any time up to 20 days before a purchase date (or such other date as specified by the compensation committee). As soon as practicable after a withdrawal, payroll deductions will cease and all contributions to the participant’s account will be returned to the participant. Participants who withdraw from the plan will not participate in future purchase periods unless the participant again enrolls in the Plan. Re-enrollment is effective as of the first day of a purchase period.
     Termination of employment. Termination of a participant’s employment for any reason, including disability or death or the failure of the participant to remain continuously employed by Atlantic Coast Federal Corporation or Atlantic Coast Bank or a subsidiary will terminate his or her participation in the plan immediately.

The payroll deductions contributed to the participant’s account shall be returned to him or her or, in the case of death, to the person or persons entitled thereto in accordance with the plan.
     Plan amendments and termination. The compensation committee may amend, suspend or terminate the plan or amend outstanding agreements made under the plan as long as such action is not prohibited by Code Section 423.
     Company option to purchase shares. For 30 days following a participant’s termination of employment other than for death, disability or retirement (as defined in the plan), Atlantic Coast Federal Corporation has the option to repurchase all or any portion of the shares owned by the participant that, at the time of the participant’s termination of employment, are subject to restriction transfers under the plan. Atlantic Coast Federal Corporation will give the participant a written notice of its decision to repurchase the shares. The repurchase price shall be the per share price paid by the participant at the applicable purchase date.
     Rights not transferable. The rights or interests of any participant in the plan, or in any common stock or cash to which he or she may be entitled under the plan, are not transferable by voluntary or involuntary assignment or by operation of law, or by any other manner other than as permitted by the Code or by will or the laws of descent and distribution. Only the participant to whom a purchase right is granted may exercise a purchase right. If a participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the plan, other than as permitted by the Code or by will or the laws of descent and distribution, the act will be treated as an automatic withdrawal from the plan. No right or interest of a participant in any purchase right will be liable for, or subject to, any lien, obligation, garnishment or liability of the participant.
Federal Income Tax Consequences
     The following is a brief summary of the principal United States federal income tax consequences of transactions under the plan. The summary is not intended to be exhaustive, does not constitute tax advice and does not describe state, local or foreign tax consequences.
     The plan is intended to be a tax-qualified “employee stock purchase plan” under Section 423 of the Internal Revenue Code. The plan is not qualified under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA).
     Amounts deducted from a participant’s pay under the plan remain taxable income to the participant in the year the amounts are earned, and are subject to taxation to the same extent as other compensation income received by the participant. Participants will not recognize additional taxable income either (a) when the agreement is entered into or (b) when the shares are purchased.
     The tax basis of the shares purchased will be the price at which they are purchased. The participant’s holding period for a share will begin on the date he or she purchases the shares.
     If stock purchased under the plan is held for more than (a) one year after the date of purchase and (b) two years after the date of the agreement, or if the participant dies at any time while holding the shares, the participant will recognize ordinary compensation income at the time of disposition (by sale, exchange or gift) or death equal to the lesser of (i) the excess of the fair market value of the shares on the date of the agreement over the purchase price or (ii) the excess of the fair market value of the shares at the time of the disposition or death over the purchase price.
     The participant’s basis in the shares disposed of will be increased by the amount of ordinary income recognized. Any additional gain recognized on the disposition will be taxed as long-term capital gain.
     If stock purchased under the plan is held for less than one year after the date of purchase or less than two years after the date of the agreement, the participant will recognize ordinary income at the time of disposition (by sale, exchange or gift) to the extent that the fair market value of the stock at the date of purchase was greater than the purchase price. This amount is considered ordinary compensation income in the year of disposition (by sale, exchange or gift) and is subject to tax withholding even if no gain is realized on the disposition. Any additional gain or loss recognized by the participant on the disposition will be short-term or long-term capital gain or loss, depending on the participant’s holding period for the shares transferred.
     Atlantic Coast Federal Corporation or a participating subsidiary will not receive a tax deduction when shares are acquired under the plan and held for the requisite period described above. However, when stock is purchased under the plan and the shares are disposed of prior to the one and two year periods described above, the participant’s employer generally is entitled to a tax deduction at that time and in the amount of the compensation income recognized by the participant.
Recommendation
     We believe the plan is an effective means of aligning the interests of a broad range of employees with the interests of our stockholders. Approval of the plan must be ratified by a majority of the votes cast at the annual meeting. The board recommends that you vote for the Atlantic Coast Federal Corporation 2010 Employee Stock Purchase Plan.
PROPOSAL IV — APPROVAL OF ATLANTIC COAST FEDERAL CORPORATION
2010 DIRECTOR STOCK PURCHASE PLAN
     Our board of directors approved the Atlantic Coast Federal Corporation Director Stock Purchase Plan and recommended submitting the plan to stockholders for approval at the annual meeting. If approved, the plan will become effective June 1, 2010.
     The plan enables directors of Atlantic Coast Federal Corporation and its subsidiaries to purchase common stock through accumulated after-tax deductions from their director fees. The plan is not intended to qualify under Section 423 of the Internal Revenue Code (the “Code”). The following summary is qualified by reference to the complete text of the plan, which is attached as Appendix B.
Description of the Plan
     Shares Reserved For Issuance Under the Plan. For 2010, 150,000 shares of common stock may be issued under the plan, with an annual increase of the lesser of (i) 50,000 shares or (ii) the amount determined by the board of directors of Atlantic Coast Federal Corporation to be added to the plan on the first day of each calendar year, starting on January 1, 2011, all subject to adjustments for stock dividends, splits and other events that affect the number of shares of common stock outstanding. Stock subject to purchase under the plan will be shares of common stock that have been authorized but unissued, or have been previously issued, or both.
     Maximum purchase. The plan is open to all directors of Atlantic Coast Federal Corporation and its subsidiaries. The compensation committee will determine eligibility for each offering period. A participant’s stock purchases during a calendar year may not exceed a designated dollar amount as specified by the compensation committee each year.
     Benefits. Since participation in the plan is voluntary, future benefits to be allocated to any individual or group of individuals under the plan cannot be determined at this time.
     Stock purchase agreement. Participants will enter into a stock purchase agreement with us. The agreement will state the number of shares of common stock to be purchased and will authorize us, during the offering period, to withhold from the participant’s pay amounts that will equal the purchase price of the shares. Atlantic Coast Federal Corporation or the appropriate participating subsidiary will credit these amounts to a plan account. Accounts are not credited with interest. Payroll deductions will remain in effect until changed by the participant and will remain in effect for successive purchase periods. The compensation committee will determine how often participants may change their deferral elections during a purchase period.

     Types of offering. The plan provides for fixed price offerings. In a fixed price offering, the purchase price of a share of common stock will be not less than 85% of its fair market value on the date of the agreement. Offering periods will be established by the compensation committee.
     Purchase of shares. At the end of the offering period, the shares covered by the agreement automatically will be purchased by the participant with the funds held on behalf of the participant in the plan account. However, the participant may elect not to purchase any shares. If a participant does not purchase any shares, all funds in the plan account held on his or her behalf will be paid to the participant. The number of shares the participant purchases on each purchase date is determined by dividing the total amount of deductions withheld from the participant’s directors’ fees since the prior purchase date by the purchase price.
     Delivery of shares. As soon as practicable after each purchase date, the custodian will cause to be credited to the participant’s account the number of shares of common stock with respect to which the participant exercised his or her purchase rights under the plan.
     Refund of contributions. Participants may elect to withdraw from participation under the plan at any time up to 20 days before a purchase date (or such other date as specified by the compensation committee). As soon as practicable after a withdrawal, deductions from directors’ fees will cease and all contributions to the participant’s account will be returned to the participant. Participants who withdraw from the plan will not participate in future purchase periods unless the participant again enrolls in the Plan. Re-enrollment is effective as of the first day of a purchase period.
     Termination of employment. Termination of a participant’s service on the board for any reason, including disability or death will terminate his or her participation in the plan immediately. The directors’ fee deductions contributed to the participant’s account shall be returned to him or her or, in the case of death, to the person or persons entitled thereto in accordance with the plan.
     Plan amendments and termination. The board of directors of Atlantic Coast Federal Corporation may amend, suspend or terminate the plan or amend outstanding agreements made under the plan.
     Company option to purchase shares. For 30 days following a participant’s termination of service other than for death, disability or retirement (as defined in the plan), Atlantic Coast Federal Corporation has the option to repurchase all or any portion of the shares owned by the participant that, at the time of the participant’s termination of service, are subject to restriction transfers under the plan. Atlantic Coast Federal Corporation will give the participant a written notice of its decision to repurchase the shares. The repurchase price shall be the per share price paid by the participant at the applicable purchase date.
     Rights not transferable. The rights or interests of any participant in the plan, or in any common stock or cash to which he or she may be entitled under the plan, are not transferable by voluntary or involuntary assignment or by operation of law, or by any other manner other than as permitted by the Code or by will or the laws of descent and distribution. Only the participant to whom a purchase right is granted may exercise a purchase right. If a participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the plan, other than as permitted by the Code or by will or the laws of descent and distribution, the act will be treated as an automatic withdrawal from the plan. No right or interest of a participant in any purchase right will be liable for, or subject to, any lien, obligation, garnishment or liability of the participant.
Federal Income Tax Consequences
     The following is a brief summary of the principal United States federal income tax consequences of transactions under the plan. The summary is not intended to be exhaustive, does not constitute tax advice and does not describe state, local or foreign tax consequences.
     The plan is not intended to be a tax-qualified “employee stock purchase plan” under Code Section 423. The plan is not qualified under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA).

     Upon exercise of a purchase right, the participant will include in ordinary income the difference between the exercise price and the fair market value of the stock on the exercise date. Gain recognized on the disposition of the shares will be treated as long-term capital gain if the shares are held for more than one year from the date of exercise. In general, Atlantic Coast Federal Corporation or a participating subsidiary is entitled to a deduction for amounts taxed as ordinary income to a participant.
Recommendation
     We believe the plan is an effective means of aligning the interests of directors with the interests of our stockholders. Approval of the plan must be ratified by a majority of the votes cast at the annual meeting. The board recommends that you vote for the Atlantic Coast Federal Corporation 2010 Director Stock Purchase Plan.
ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
AT AN ANNUAL MEETING
     Our bylaws provide an advance notice procedure for certain business, or nominations to the board of directors, to be brought before an annual meeting. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of Atlantic Coast Federal Corporation. To be timely a stockholder’s notice must be delivered to or mailed and received at our principal executive offices no later than five days before the date of the meeting. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on our books, of the stockholder proposing such business, (c) the class and number of shares of our common stock which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. The chairman of an annual meeting may, if the facts warrant, determine and declare to the meeting that certain business was not properly brought before the meeting in accordance with the provisions of our bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. This provision is not a limitation on any other applicable laws and regulations. Accordingly, advance written notice of business or nominations to the board of directors to be brought before the 2010 Annual Meeting of Stockholders must be given to us no later than five days prior to the date of the meeting, as indicated above.
STOCKHOLDER PROPOSALS
     In order to be eligible for inclusion in our proxy materials for our 2011 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our executive office, 505 Haines Avenue, Waycross, Georgia 31501, no later than December 9, 2010. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.
OTHER MATTERS
     The board of directors is not aware of any business to come before the annual meeting other than the matters described above in the proxy statement. However, if any matters should properly come before the annual meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.
MISCELLANEOUS
     The cost of solicitation of proxies will be borne by Atlantic Coast Federal Corporation. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. We have retained Corporate Communications, Inc., the company’s regularly retained investor relations firm, to assist in the solicitation of proxies. Corporate Communications, Inc. will not receive any additional compensation for this service. In addition to solicitations by mail, directors, officers and regular employees may solicit proxies personally or by telephone without additional compensation. Our 2009 Annual Report to Stockholders has been mailed to all stockholders of record as of March 19, 2010. Any stockholder who has not received a copy of such annual report may obtain a copy by writing us at the address below. Such annual report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.
HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS
     We intend to deliver only one annual report and proxy statement to multiple registered stockholders sharing the same address unless it has received contrary instructions from one or more of the stockholders. If individual stockholders wish to receive a separate copy of the annual report or proxy statement they may call or write and request separate copies currently or in the future as follows:
Atlantic Coast Federal Corporation Investor Relations
c/o Corporate Communications, Inc.
523 Third Avenue, South
Nashville, Tennessee 37210
Phone: (615) 254-3376
Fax: (615) 254-3420
     Registered stockholders sharing the same address and receiving multiple copies of annual reports or proxy statements may request the delivery of a single copy by writing or calling the above address or phone number.

BY ORDER OF THE BOARD OF DIRECTORS

Pamela T. Saxon
Secretary

Waycross, Georgia
April 7, 2010

APPENDIX A
ATLANTIC COAST FEDERAL CORPORATION
EMPLOYEE STOCK PURCHASE PLAN

i

ii

ATLANTIC COAST FEDERAL CORPORATION
EMPLOYEE STOCK PURCHASE PLAN
ARTICLE I
INTRODUCTION
     Section 1.01 Purpose. The Atlantic Coast Federal Corporation Employee Stock Purchase Plan (the “Plan”) is established and maintained by Atlantic Coast Federal Corporation. The purpose of the Plan is to encourage and facilitate the purchase of shares of Common Stock by Eligible Employees. The Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Code Section 423. The provisions of the Plan will be construed in a manner consistent with the requirements of Code Section 423.
     Section 1.02 Term. The term of the Plan will commence on the Effective Date and will end on the tenth anniversary thereof.
     Section 1.03 Administration. The Administrator has the discretionary power to construe, administer and interpret the Plan and to resolve any ambiguities thereunder; to prescribe, amend and rescind administrative rules relating to the Plan; to set the eligibility provisions for participation in the Plan; and to take all other actions that are necessary or appropriate for administration of the Plan. The Administrator’s interpretations, rules and actions are final and binding upon all concerned and, in the event of judicial review, are entitled to the maximum deference allowable by law. The Administrator will not be liable for any decision, determination or action taken in good faith in connection with the administration of the Plan.
     Section 1.04 Authorized Shares. Subject to adjustment as provided in Article VIII, the maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 150,000 shares, plus an annual increase to be added on the first day of the Company’s fiscal year beginning in 2011 equal to the lesser of (a) 50,000, or (b) a lesser amount determined by the Board. The Common Stock to be sold under the Plan may, at the election of the Company, be authorized but unissued shares or treasury shares, including shares bought on the open market or otherwise, for purposes of the Plan. If any Purchase Right terminates without having been exercised, the shares of Common Stock not purchased under the Purchase Right will again become available for issuance under the Plan.
     Section 1.05 Definitions. The following words and phrases will have the following meanings when used in the Plan, unless a different meaning is plainly required by the context. All other defined terms in this Plan will have the meanings specified in the various Articles and Sections of the Plan in which they appear.
(a)	“Account” means the account established by the Administrator for each Participant to which the Participant’s Contributions are credited.

(b)	“Administrator” means the Committee or other individual(s) appointed by the Board or the Committee from time to time to administer the Plan.

(c)	“Board” means the Board of Directors of the Company.

(d)	“Code” means the Internal Revenue Code of 1986, as amended.

(e)	“Committee” means the Compensation Committee of the Board.

(f)	“Common Stock” means the common stock of the Company.

(g)	“Company” means Atlantic Coast Federal Corporation, a Georgia corporation.

(h)	“Compensation” means regular basic monthly salary, wages, commissions, overtime, bonuses, incentives and personal leave exclusive of special payments such as fees, deferred compensation, severance payments, and contributions by the Company or a Subsidiary to a qualified retirement plan (other than before-tax contributions made on behalf of a Participant under a Code Section 125 cafeteria plan, qualified transportation fringe benefits under Code Section 132(f), unless the Company or a Subsidiary specifically elects to exclude such contributions or benefits).

(i)	“Contributions” means the Participant’s payroll deductions used to fund the exercise of a Purchase Right. Contributions will be withheld from each payroll during an Offering Period that occurs prior to a Purchase Date.

(j)	“Corporate Transaction” means any stock dividend, stock split, consolidation, reorganization, merger, spinoff, second-step conversion or similar transaction or event having an effect similar to any of the foregoing.

(k)	“Custodian” means a third-party designed by the Administrator to purchase shares of Common Stock on behalf of Participants and to perform such other duties outlined in the Plan.

(l)	“Effective Date” means January 1, 2010, the date as of which the Plan was effective; provided, however, no Purchase Rights will be exercised until the Plan has been approved by the Company’s shareholders within 12 months before or after the date the Plan is adopted by the Board.

(m)	“Eligible Employee” means an Employee who meets the requirements set forth in the Offering for eligibility to participate in the Offering, provided that the Employee also meets the requirements for eligibility to participate as set forth in Article II.

(n)	“Employee” means any person who is employed by a Participating Company for purposes of Code Section 423(b)(4).

(o)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p)	“Fair Market Value” means the mean between the highest and lowest quoted selling prices of the Common Stock as reported on NASDAQ (or an over-the-

counter market) on such date, or if the Common Stock was not traded on such date, then on the day prior to such date or on the next preceding day on which the Common Stock was traded; provided, however, that if the Common Stock is not reported on NASDAQ (or on an over-the-counter market), Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such Purchase Right was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such Purchase Right was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee in accordance with Treasury Regulation §1.409A-1(b)(5)(iv)(B).

(q)	“Offering” means the grant to Eligible Employees of Purchase Rights to purchase shares of Common Stock under the Plan.

(r)	“Offering Date” means a date selected by the Board for an Offering to commence.

(s)	“Participant” means an Eligible Employee who elects to participate in the Plan, as provided in Article II.

(t)	“Participating Company” or “Participating Companies” means the Company and each Subsidiary designated by the Committee.

(u)	“Plan” means the Atlantic Coast Federal Corporation Employee Stock Purchase Plan.

(v)	“Purchase Date” means one or more dates during an Offering established by the Board on which Purchase Rights may be exercised and as of which purchases of shares of Common Stock will be carried out in accordance with the Offering.

(w)	“Purchase Period” means a specified period of time within an Offering beginning on the Offering Date, or on the next day following a Purchase Date within an Offering, and ending on a Purchase Date; provided, however, in no event may a Purchase Period last longer than 27 months. An Offering may consist of one or more Purchase Periods.

(x)	“Purchase Right” means the grant of an option to purchase shares of Common Stock under the Plan.

(y)	“Retirement” means the date on which a Participant’s employment with the Company and all Subsidiaries is terminated for any reason on or after the date he attains age 55.

(z)	“Subsidiary” means, with respect to the Company, a subsidiary corporation as defined in Code Section 424(f).

(aa)	“Total and Permanent Disability” means (i) a disability as determined for purposes of the Federal Social Security Act which qualifies the Participant for permanent disability insurance payments in accordance with that act, or (ii) a disability as defined under the Company’s long-term disability plan. A minimal level of earnings in restricted activity during any period of disability will not disqualify a Participant if the disabled Participant receives disability benefits under the Social Security Act for the same period.
ARTICLE II
ELIGIBILITY AND PARTICIPATION
     Section 2.01 Eligible Employees.
(a)	Purchase Rights may be granted only to Eligible Employees of Participating Companies. An Employee will not be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, the Employee has been in the employ of a Participating Company for such continuous period preceding the Offering Date as the Committee may require, but in no event will the required period of continuous employment be greater than two years. In addition, the Committee may provide that no Employee will be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee has completed three months of continuous employment and is not a leased employee. The Committee may also provide in an Offering that Employees who are highly compensated employees within the meaning of Code Section 423(b)(4)(D) are not eligible to participate.

(b)	If a Participant’s employment with a Participating Company terminates for any reason, including death, or the Participant ceases to be an Eligible Employee, then his or her participation in the Plan will automatically terminate without any act on his or her part as of the date of termination of employment or change in status. In this event, the Administrator will cause the Custodian to refund the balance, if any, in the Participant’s Account. A transfer from one Participating Company to another will not be treated as a termination of employment.
     Section 2.02 Limitations on Participation. Notwithstanding Section 2.01, no Employee will be eligible for the grant of any Purchase Rights under the Plan if, immediately after any such Purchase Rights are granted, the Employee owns five percent or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary. For purposes of this subsection, Code Section 424(d) will apply in determining the stock ownership of an Employee. Stock that the Employee may purchase under this Plan and any other plan will be treated as stock owned by the Employee.

ARTICLE III
GRANT OF PURCHASE RIGHTS/CONTRIBUTIONS
     Section 3.01 Purchase Rights. On each Offering Date each Eligible Employee, pursuant to an Offering, will be granted a Purchase Right to purchase up to a number of shares of Common Stock, purchasable with a designated dollar amount, as designated by the Committee.
     Section 3.02 Limitation on Purchase Rights.
(a)	Notwithstanding any other provision in this Plan to the contrary, no Participant may purchase shares of Common Stock under the Plan and all other employee stock purchase plans of the Company or any Subsidiary with a Fair Market Value in excess of $25,000 per calendar year. For purposes of this subsection, Fair Market Value of the Common Stock will be determined at the time the Purchase Right is granted. Employee stock purchase plans not described in Code Section 423 will be disregarded. If a Participant is precluded by this subsection from purchasing additional shares of Common Stock under the Plan, then his or her Contributions will automatically be discontinued.

(b)	In the event that Participants elect to purchase more shares than are available under Section 1.04, the maximum number of shares of Common Stock that any Participant will be permitted to purchase will be reduced until the total number of shares that all Participants, in the aggregate, have elected to purchase equals the number of shares available under Section 1.04. This reduction will be made proportionately based upon the number of shares of Common Stock elected by each Participant.

(c)	The purchase price of shares of Common Stock acquired pursuant to Purchase Rights will be an amount not less than 85 percent of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date. The actual percentage will be determined by the Committee and set forth in the Offering.
     Section 3.03 Contributions.
(a)	Subject to Section 3.01 and Section 3.02, each Eligible Employee will designate the fixed dollar amount of his or her Compensation, as permitted in the Offering, which he or she elects to have withheld for the purchase of Common Stock by completing and filing a payroll deduction authorization election in the manner prescribed by the Administrator. A Participant may begin making Contributions after the beginning of the Offering to the extent permitted in the Offering. Each Participant’s Contributions will be recorded in his or her Account. Participants’ Accounts will not be credited with interest.

(b)	A Participant may change his or her Contributions during the Purchase Period by completing and filing a new payroll deduction authorization election in the manner prescribed by the Administrator authorizing a change in his or her payroll deduction rate. The Administrator may, in its discretion, limit the number of payroll deduction rate changes during the Purchase Period. The change in the payroll deduction rate will be effective as soon as the new payroll deduction authorization election is submitted unless the Administrator elects to process a given change in payroll deduction rate earlier. A Participant’s payroll deduction authorization election will remain in effect for successive Purchase Periods unless terminated as provided in Section 6.01.

(c)	Notwithstanding anything in this Article to the contrary, to the extent necessary to comply with Section 2.02 and subsection 3.02(a), a Participant’s Contributions may be decreased to zero percent at any time during a Purchase Period. Contributions will recommence at the rate provided in the Participant’s payroll deduction authorization election, as amended, at the beginning of the next Purchase Period, unless terminated by the Participant as provided in Section 6.01. If a Participant decreases his or her Contributions to zero, the Participant must complete a new payroll deduction authorization election prior to recommencing participation in the Plan.
ARTICLE IV
EXERCISE OF PURCHASE RIGHTS
     Section 4.01 Purchase Dates. The Board or Committee, whichever is applicable, will establish one or more Purchase Dates during an Offering as of which Purchase Rights granted pursuant to that Offering may be exercised. Purchases of shares of Common Stock will be carried out in accordance with that Offering. The Custodian will purchase shares of Common Stock on behalf of each Participant pursuant to Article V as soon as administratively practicable after each Purchase Date.
     Section 4.02 Limitations on Purchases. In connection with each Offering, the Board or Committee, whichever is applicable, may specify either a maximum number of shares of Common Stock that may be purchased by any Participant or by all Participants, or a maximum dollar limit that may be used by any Participant on any or all Purchase Dates during the Offering. If the aggregate purchase of shares of Common Stock upon exercise of Purchase Rights granted under the Offering would exceed the maximum aggregate number, then, in the absence of any Board or Committee action to the contrary, a pro rata allocation of the shares of available Common Stock will be made in as nearly a uniform manner as is practicable and equitable.
ARTICLE V
DELIVERY OF SHARES
     Section 5.01 Delivery of Shares. As soon as practicable after each Purchase Date, the Custodian will cause to be credited to Participants’ Accounts the aggregate number of shares of Common Stock with respect to which Purchase Rights of all of the Participants were exercised on the Purchase Date.

     Section 5.02 Duties of Custodian.
(a)	The Custodian will keep accurate records of the beneficial interests of each Participant in the shares of Common Stock by means of Participants’ Accounts under the Plan, and will provide each Participant with periodic statements as directed by the Administrator.

(b)	The Custodian will also, in accordance with procedures adopted by the Custodian, facilitate voting rights attributable to shares held in Participants’ Accounts.

(c)	The Custodian will automatically reinvest any cash dividends received by the Custodian on Common Stock in Participants’ Accounts in additional shares of Common Stock.

(d)	The Committee may require that shares of Common Stock be retained with the Custodian, or other designated broker or agent, for a designated period of time and/or may establish other procedures to permit tracking of “disqualifying dispositions” of the shares.
     Section 5.03 Delivery of Shares to Participants. A Participant may, at any time, in the form and manner established by the Administrator, direct the Custodian to sell the shares held by the Custodian in his or her Account and deliver the proceeds therefrom, less applicable expenses, to the Participant.
ARTICLE VI
WITHDRAWAL FROM PARTICIPATION
     Section 6.01 Withdrawal from Current Participation. Subject to subsection 2.01(b), a Participant may elect to withdraw from participation under the Plan at any time up to 20 days prior to a Purchase Date (or such other date specified by the Administrator) by following the procedures prescribed by the Administrator. As soon as administratively practicable after a withdrawal, payroll deductions will cease and all Contributions to the Participant’s Account not previously applied to the purchase of Common Stock will be returned to the Participant. No interest will accrue on the amounts returned to the Participant. No partial withdrawals will be permitted.
     Section 6.02 Affect of Withdrawal on Future Participation. A Participant who has withdrawn from the Plan will not be a Participant in future Purchase Periods unless he or she again enrolls in accordance with the provisions of Article II. Re-enrollment will only be effective as of the commencement of a Purchase Period.

ARTICLE VII
COMPANY OPTION TO PURCHASE SHARES
     Upon termination of employment of any Participant other than for death, Total and Permanent Disability or Retirement, the Company has the option to repurchase all, or any portion of, the shares owned by the Participant that, at the time of the employment termination, are subject to the restriction on transfer provided for in Article IX. Such option is exercisable by the Company for 30 days following the termination of employment by written notice to the Participant. The Company has the right to repurchase the shares at the purchase price per share paid by the Participant at the applicable Purchase Date.
ARTICLE VIII
CHANGES IN COMMON STOCK
     In the event of a Corporate Transaction, other than a Corporate Transaction in which the Company is not the surviving corporation, the number and kind of shares of stock or securities of the Company to be subject to the Plan, the maximum number of shares or securities that may be delivered under the Plan, and the selling price and other relevant provisions of the Plan will be appropriately adjusted by the Committee, whose determination will be binding on all persons. If the Company is a party to a Corporate Transaction in which the Company is not the surviving corporation, the Committee may take such actions with respect to the Plan as the Committee deems appropriate.
ARTICLE IX
RESTRICTIONS ON SHARES
     Section 9.01 Restrictions on Transfer. The rights or interests of any Participant in the Plan, or in any Common Stock or cash to which he or she may be entitled under the Plan, will not be transferable by voluntary or involuntary assignment or by operation of law, or by any other manner other than as permitted by the Code or by will or the laws of descent and distribution. Only the Participant to whom a Purchase Right is granted may exercise the Purchase Right. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than as permitted by the Code or by will or the laws of descent and distribution, such act will be treated as an automatic withdrawal under Section 6.01. No right or interest of a Participant in any Purchase Right will be liable for, or subject to, any lien, obligation, garnishment or liability of the Participant.
     Section 9.02 Restrictions on Sale. Participants are strongly discouraged from selling any shares of Common Stock acquired under the terms of the Plan until the expiration of the period commencing on each Purchase Date and ending two years later.
     Section 9.03 Restrictive Legend. Any certificate issued to evidence shares of Common Stock for which a Purchase Right is exercised may bear such legends and statements as the Company or the Committee deems advisable to assure compliance with federal and state laws and regulations and any other restrictions. Such legends and statements may include, but are not limited to, restrictions on transfer.
     Section 9.04 Investment Representations and Warranties. As a condition to the exercise of the Purchase Right, the Company may require a Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute the shares. At the option of the Company, a stop transfer order against any shares of Common Stock may be placed on the official stock books and records of the Company, and a legend indicating that the Stock may not be pledged, sold or otherwise transferred, unless an opinion of counsel was provided (concurred in by counsel for the Company) stating that the transfer is not in violation of any applicable law or regulations, may be stamped on the stock certificate in order to assure exemption from registration. The Administrator may also require such other action or agreement by the Participant as may from time to time be necessary to comply with the federal and state securities laws. This provision will not obligate any Participating Company to undertake registration of Purchase Rights or Common Stock hereunder.
ARTICLE X
AMENDMENT AND TERMINATION
     Section 10.01 Amendment. The Board may at any time, and from time to time, amend the Plan. Notwithstanding the foregoing, shareholder approval will be sought to the extent necessary and required for the Plan to satisfy the requirements of Code Section 423 or other applicable laws or regulations.
     Section 10.02 Termination. The Board may terminate the Plan at any time in its discretion. Unless sooner terminated, the Plan will terminate at the time that all of the shares of Common Stock reserved for issuance under the Plan, as increased and/or adjusted from time to time, have been issued under the terms of the Plan. No Purchase Rights may be granted under the Plan after the Plan is terminated. Upon termination of the Plan, the Administrator will terminate payroll deductions and, unless the Participant elects to abandon his or her shares, will issue and deliver to each Participant a certificate for the number of shares of Common Stock paid for in full. A Participant may elect, upon termination of the Plan, to abandon all or any number of the shares of Common Stock then purchasable by and not yet issued. The Administrator will cause the Custodian to refund to the Participant any amount in the Account contributed by the Participant that exceeds the amount necessary to purchase the number of shares of Common Stock the Participant elects to purchase and not abandoned. If the Participant retains no right to purchase shares of Common Stock, the Administrator will cause the Custodian to refund to the Participant any amount in the Account contributed by the Participant. Any Contributions remaining in the Accounts will be refunded to the Participants as soon as administratively practicable after termination of the Plan.

ARTICLE XI
MISCELLANEOUS
     Section 11.01 Disqualifying Dispositions. In order for tax treatment under Code Section 421 to apply to the Common Stock acquired hereunder, the Participant is generally required to hold the shares of Stock for two years after the Offering Date of a Purchase Right through which shares of Common Stock were acquired and for one year after the transfer of Common Stock to the Participant. A person holding Common Stock acquired hereunder who disposes of shares prior to the expiration of the holding periods (a “disqualifying disposition”) will notify the Company of the disposition in writing.
     Section 11.02 Tax Withholding. At the time the Purchase Right is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the Participant must make adequate provisions for the Participating Company’s federal, state or other tax withholding obligations, if any, that arise upon the exercise of the Purchase Right or the disposition of the Common Stock. At any time, the Participating Company may, but will not be obligated to, withhold from the Participant’s Compensation the amount necessary for the Participating Company to meet applicable withholding obligations, including without limitation any withholding required to make available to the Participating Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock purchased by the Participant.
     Section 11.03 Shareholder Rights. No Participant will have rights or privileges of a shareholder of the Company with respect to any shares of Common Stock subject to Purchase Rights unless and until the Participant’s share of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or transfer agent).
     Section 11.04 No Effect on Employment or Service. Neither the Plan nor an Offering will confer upon any Participant any right to continued employment by a Participating Company or interfere with or limit in any way the right of a Participating Company to terminate any Participant’s employment or service at any time. Employment with a Participating Company is on an at-will basis only, unless otherwise provided by a written employment, change in control or severance agreement, if any, between the Participant and the Participating Company, as the case may be. If there is any conflict between the provisions of the Plan and an employment, change in control or severance agreement between a Participant and the Participating Company, the provisions of the employment, change in control or severance agreement will control, unless the conflict results from complying with the requirements of Code Section 423.
     Section 11.05 Incapacity of Participant or Beneficiary. If any person entitled to receive a distribution under the Plan is physically or mentally incapable of personally receiving and giving a valid receipt for any payment due (unless prior claim therefor will have been made by a duly qualified guardian or other legal representative), then, unless and until claim therefor will have been made by a duly appointed guardian or other legal representative of the person, the Participating Company may provide for the payment or any part thereof to be made to any other person or institution then contributing toward or providing for the care and maintenance of the person. Any such payment will be a payment for the account of such person and a complete discharge of any liability of the Participating Company and the Plan therefor.
     Section 11.06 Compliance with Securities Laws. The sale and delivery of shares of Common Stock under the Plan will be in compliance with relevant statutes and regulations of governmental authorities, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded. Further, all Common Stock acquired pursuant to the Plan will be subject to the Company’s policies concerning compliance with securities laws and regulations, as such policies may be amended from time to time. The terms and conditions of Purchase Rights granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act will comply with any applicable provisions of Rule 16b-3. As to such persons, the Plan will be deemed to contain, and such Purchase Rights will contain, and the shares issued upon exercise thereof will be subject to, such additional conditions and restrictions as may be required from time to time by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.
     Section 11.07 Governing Law. The Company’s obligation to offer, issue, sell, deliver or repurchase Common Stock under the Plan is at all times subject to all approvals of and compliance with any governmental authorities (whether domestic or foreign) required in connection with the authorization, offer, issuance, sale, delivery or repurchase of Common Stock as well as all federal, state, local and foreign laws. This Plan and all determinations made hereunder and action taken pursuant hereto will be governed by and construed in accordance with the laws of the State of Georgia without regard to choice of law principles thereof.
     Section 11.08 Administrative Costs. All costs and expenses incurred in administering the Plan will be paid by the Participating Company, except that any brokerage fees incurred upon the sale of shares of Common Stock or costs incurred in the issuance of a stock certificate will be paid by the Participant.
     Section 11.09 Mistake of Fact. Any mistake of fact or misstatement of facts will be corrected when it becomes known by a proper adjustment to an Offering.
     Section 11.10 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document, or other information which the person relying thereon considers pertinent and reliable, and signed, made, or presented by the proper party or parties.
     Section 11.11 Notices. Any notice or document required to be given to or filed with the Company, Committee or Administrator will be properly given or filed if valid delivered (and a delivery receipt is received) or mailed by certified mail, return receipt requested, postage paid, to Benefits Committee 930 University Blvd. North, Jacksonville, FL 32211.
     Section 11.12 Headings and Gender. The headings and subheadings in the Plan have been inserted for convenience of reference only and will not affect the construction of the provisions hereof. In any necessary construction the masculine will include the feminine and the singular the plural, and vice versa.

     Section 11.13 Spendthrift Clause. No benefit or interest available hereunder will be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by creditors of the Participant or the Participant’s designated beneficiary, either voluntarily or involuntarily.
     Section 11.14 Severability. If any provision of the Plan will be held illegal or invalid for any reason, said illegality or invalidity will not affect the remaining provisions hereof; instead, each provision will be fully severable and the Plan will be construed and enforced as if said illegal or invalid provision had never been included herein.
     Section 11.15 Counterparts. This Plan may be executed in any number of counterparts, each of which will constitute but one and the same instrument and may be sufficiently evidenced by any one counterpart.

APPENDIX B
ATLANTIC COAST FEDERAL CORPORATION
DIRECTOR STOCK PURCHASE PLAN

 i

Section 11.08	Evidence	9
Section 11.09	Notices	9
Section 11.10	Headings and Gender	9
Section 11.11	Spendthrift Clause	9
Section 11.12	Severability	9
Section 11.13	Counterparts	9

 ii

ATLANTIC COAST FEDERAL CORPORATION
DIRECTOR STOCK PURCHASE PLAN
ARTICLE I
INTRODUCTION
     Section 1.01 Purpose. The Atlantic Coast Federal Corporation Director Stock Purchase Plan (the “Plan”) is established and maintained by Atlantic Coast Federal Corporation. The purpose of the Plan is to encourage and facilitate the purchase of shares of Common Stock by Directors. The Plan is a nonqualified stock purchase plan and will be construed in a manner consistent with the requirements of Code Section 409A.
     Section 1.02 Term. The term of the Plan will commence on the Effective Date and will end on the tenth anniversary thereof.
     Section 1.03 Administration. The Administrator has the discretionary power to construe, administer and interpret the Plan and to resolve any ambiguities thereunder; to prescribe, amend and rescind administrative rules relating to the Plan; to set the eligibility provisions for participation in the Plan; and to take all other actions that are necessary or appropriate for administration of the Plan. The Administrator’s interpretations, rules and actions are final and binding upon all concerned and, in the event of judicial review, are entitled to the maximum deference allowable by law. The Administrator will not be liable for any decision, determination or action taken in good faith in connection with the administration of the Plan.
     Section 1.04 Authorized Shares. Subject to adjustment as provided in Article VIII, the maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 150,000 shares, plus an annual increase to be added on the first day of the Company’s fiscal year beginning in 2011 equal to the lesser of (a) 50,000, or (b) a lesser amount determined by the Board. The Common Stock to be sold under the Plan may, at the election of the Company, be authorized but unissued shares or treasury shares, including shares bought on the open market or otherwise, for purposes of the Plan. If any Purchase Right terminates without having been exercised, the shares of Common Stock not purchased under the Purchase Right will again become available for issuance under the Plan.
     Section 1.05 Definitions. The following words and phrases will have the following meanings when used in the Plan, unless a different meaning is plainly required by the context. All other defined terms in this Plan will have the meanings specified in the various Articles and Sections of the Plan in which they appear.
(a)	“Account” means the account established by the Administrator for each Participant to which the Participant’s Contributions are credited.

(b)	“Administrator” means the Committee or other individual(s) appointed by the Board or the Committee from time to time to administer the Plan.

(c)	“Board” means the Board of Directors of the Company.

(d)	“Code” means the Internal Revenue Code of 1986, as amended.

(e)	“Committee” means the Compensation Committee of the Board.

(f)	“Common Stock” means the common stock of the Company.

(g)	“Company” means Atlantic Coast Federal Corporation, a Georgia corporation.

(h)	“Contributions” means the Participant’s Fee deductions used to fund the exercise of a Purchase Right. Contributions will be withheld from a Director’s Fees during an Offering Period that are paid prior to a Purchase Date.

(i)	“Corporate Transaction” means any stock dividend, stock split, consolidation, reorganization, merger, spinoff, second-step conversion or similar transaction or event having an effect similar to any of the foregoing.

(j)	“Custodian” means a third-party designed by the Administrator to purchase shares of Common Stock on behalf of Participants and to perform such other duties outlined in the Plan.

(k)	“Director” means an individual who is a member of the Board.

(l)	“Effective Date” means January 1, 2010, the date as of which the Plan was effective; provided, however, no Purchase Rights will be exercised until the Plan has been approved by the Company’s shareholders within 12 months before or after the date the Plan is adopted by the Board.

(m)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n)	“Fair Market Value” means the mean between the highest and lowest quoted selling prices of the Common Stock as reported on NASDAQ (or an over-the-counter market) on such date, or if the Common Stock was not traded on such date, then on the day prior to such date or on the next preceding day on which the Common Stock was traded; provided, however, that if the Common Stock is not reported on NASDAQ (or on an over-the-counter market), Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such Purchase Right was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such Purchase Right was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee in accordance with Treasury Regulation §1.409A-1(b)(5)(iv)(B).

(o)	“Fees” means remuneration payable by the Company to a Participant for the Participant’s services as a Director, including retainer fees for attendance at regularly scheduled Board meetings, special Board meetings called from time to time, and fees for attendance at any and all Board committee meetings.

(p)	“Offering” means the grant to Directors of Purchase Rights to purchase shares of Common Stock under the Plan.

(q)	“Offering Date” means a date selected by the Board for an Offering to commence.

(r)	“Participant” means a Director who elects to participate in the Plan.

(s)	“Plan” means the Atlantic Coast Federal Corporation Director Stock Purchase Plan.

(t)	“Purchase Date” means the last day of a Purchase Period.

(u)	“Purchase Period” means a specified period of time within an Offering beginning on the Offering Date, or on the next day following a Purchase Date within an Offering, and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.

(v)	“Purchase Right” means the grant of an option to purchase shares of Common Stock under the Plan.

(w)	“Retirement” or “Retires” means the date on which a Participant incurs a Separation from Service on or after attaining age 65.

(x)	“Separation from Service” means the date on which the Participant dies, Retires or otherwise ceases to have a service relationship with the Company. This determination will be interpreted to constitute a “separation from service” under Code Section 409A.

(y)	“Total and Permanent Disability” means (i) a disability as determined for purposes of the Federal Social Security Act or the Railroad Retirement Act which qualifies the Participant for permanent disability insurance payments in accordance with that act. A minimal level of earnings in restricted activity during any period of disability will not disqualify a Participant if the disabled Participant receives disability benefits under the Social Security Act or the Railroad Retirement Act for the same period.
ARTICLE II
ELIGIBILITY
     Purchase Rights may be granted only to a Director. If a Participant incurs a Separation from Service, then his or her participation in the Plan will automatically terminate without any act on his or her part as of the date of the Separation from Service. In this event, the Administrator will cause the Custodian to refund the balance, if any, in the Participant’s Account.

ARTICLE III
GRANT OF PURCHASE RIGHTS/CONTRIBUTIONS
     Section 3.01 Purchase Rights. On each Offering Date each Director, pursuant to an Offering, will be granted a Purchase Right to purchase up to a number of shares of Common Stock, purchasable with a designated dollar amount, as designated by the Committee. The purchase price of shares of Common Stock acquired pursuant to Purchase Rights will be an amount not less than 85 percent of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date. The actual percentage will be determined by the Committee and set forth in the Offering.
     Section 3.02 Contributions.
(a)	Subject to Section 3.01, each Director will designate the fixed dollar amount of his or her Fees, as permitted in the Offering, which he or she elects to have withheld for the purchase of Common Stock by completing and filing a deduction authorization election in the manner prescribed by the Administrator. A Participant may begin making Contributions after the beginning of the Offering to the extent permitted in the Offering. Each Participant’s Contributions will be recorded in his or her Account. Participants’ Accounts will not be credited with interest.

(b)	A Participant may change his or her Contributions during the Purchase Period by completing and filing a new deduction authorization election in the manner prescribed by the Administrator authorizing a change in his or her deduction rate. The Administrator may, in its discretion, limit the number of deduction rate changes during the Purchase Period. The change in the deduction rate will be effective as soon as the new deduction authorization election is submitted unless the Administrator elects to process a given change in deduction rate earlier. A Participant’s deduction authorization election will remain in effect for successive Purchase Periods unless terminated as provided in Section 6.01.

(c)	Notwithstanding anything in this Article to the contrary, a Participant’s Contributions may be decreased to zero percent at any time during a Purchase Period. Contributions will recommence at the rate provided in the Participant’s deduction authorization election, as amended, at the beginning of the next Purchase Period, unless terminated by the Participant as provided in Section 6.01. If a Participant decreases his or her Contributions to zero, the Participant must complete a new deduction authorization election prior to recommencing participation in the Plan.
ARTICLE IV
EXERCISE OF PURCHASE RIGHTS
     The Board or Committee, whichever is applicable, will establish one or more Purchase Dates during an Offering as of which Purchase Rights granted pursuant to that Offering may be exercised. Purchases of shares of Common Stock will be carried out in accordance with that Offering. The Custodian will purchase shares of Common Stock on behalf of each Participant pursuant to Article V as soon as administratively practicable after each Purchase Date.
ARTICLE V
DELIVERY OF SHARES
     Section 5.01 Delivery of Shares. As soon as practicable after each Purchase Date, the Custodian will cause to be credited to Participants’ Accounts the aggregate number of shares of Common Stock with respect to which Purchase Rights of all of the Participants were exercised on the Purchase Date.
     Section 5.02 Duties of Custodian.
(a)	The Custodian will keep accurate records of the beneficial interests of each Participant in the shares of Common Stock by means of Participants’ Accounts under the Plan, and will provide each Participant with periodic statements as directed by the Administrator.

(b)	The Custodian will also, in accordance with procedures adopted by the Custodian, facilitate voting rights attributable to shares held in Participants’ Accounts.

(c)	The Custodian will automatically reinvest any cash dividends received by the Custodian on Common Stock in Participants’ Accounts in additional shares of Common Stock.

(d)	The Committee may require that shares of Common Stock be retained with the Custodian, or other designated broker or agent, for a designated period of time.
     Section 5.03 Delivery of Shares to Participants. A Participant may, at any time, in the form and manner established by the Administrator, direct the Custodian to sell the shares held by the Custodian in his or her Account and deliver the proceeds therefrom, less applicable expenses, to the Participant.
ARTICLE VI
WITHDRAWAL FROM PARTICIPATION
     Section 6.01 Withdrawal from Current Participation. A Participant may elect to withdraw from participation under the Plan at any time up to 20 days prior to a Purchase Date (or such other date specified by the Administrator) by following the procedures prescribed by the Administrator. As soon as administratively practicable after a withdrawal, deductions will cease and all Contributions to the Participant’s Account not previously applied to the purchase of

Common Stock will be returned to the Participant. No interest will accrue on the amounts returned to the Participant. No partial withdrawals will be permitted.
     Section 6.02 Affect of Withdrawal on Future Participation. A Participant who has withdrawn from the Plan will not be a Participant in future Purchase Periods unless he or she again enrolls in the Plan. Re-enrollment will only be effective as of the commencement of a Purchase Period.
ARTICLE VII
COMPANY OPTION TO PURCHASE SHARES
     Upon a Separation from Service of any Participant other than for death, Total and Permanent Disability or Retirement, the Company has the option to repurchase all, or any portion of, the shares owned by the Participant that, at the time of the Separation from Service, are subject to the restriction on transfer provided for in Article IX. Such option is exercisable by the Company for 30 days following Separation from Service by written notice to the Participant. The Company has the right to repurchase the shares at the purchase price per share paid by the Participant at the applicable Purchase Date.
ARTICLE VIII
CHANGES IN COMMON STOCK
     In the event of a Corporate Transaction, other than a Corporate Transaction in which the Company is not the surviving corporation, the number and kind of shares of stock or securities of the Company to be subject to the Plan, the maximum number of shares or securities that may be delivered under the Plan, and the selling price and other relevant provisions of the Plan will be appropriately adjusted by the Committee, whose determination will be binding on all persons. If the Company is a party to a Corporate Transaction in which the Company is not the surviving corporation, the Committee may take such actions with respect to the Plan as the Committee deems appropriate.
ARTICLE IX
RESTRICTIONS ON SHARES
     Section 9.01 Restrictions on Transfer. The rights or interests of any Participant in the Plan, or in any Common Stock or cash to which he or she may be entitled under the Plan, will not be transferable by voluntary or involuntary assignment or by operation of law, or by any other manner other than as permitted by the Code or by will or the laws of descent and distribution. Only the Participant to whom a Purchase Right is granted may exercise the Purchase Right. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than as permitted by the Code or by will or the laws of descent and distribution, such act will be treated as an automatic withdrawal under Section 6.01. No right or interest of a Participant in any Purchase Right will be liable for, or subject to, any lien, obligation, garnishment or liability of the Participant.
     Section 9.02 Restrictive Legend. Any certificate issued to evidence shares of Common Stock for which a Purchase Right is exercised may bear such legends and statements as the Company or the Committee deems advisable to assure compliance with federal and state laws and regulations and any other restrictions. Such legends and statements may include, but are not limited to, restrictions on transfer.
     Section 9.03 Investment Representations and Warranties. As a condition to the exercise of the Purchase Right, the Company may require a Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute the shares. At the option of the Company, a stop transfer order against any shares of Common Stock may be placed on the official stock books and records of the Company, and a legend indicating that the Stock may not be pledged, sold or otherwise transferred, unless an opinion of counsel was provided (concurred in by counsel for the Company) stating that the transfer is not in violation of any applicable law or regulations, may be stamped on the stock certificate in order to assure exemption from registration. The Administrator may also require such other action or agreement by the Participant as may from time to time be necessary to comply with the federal and state securities laws.
ARTICLE X
AMENDMENT AND TERMINATION
     Section 10.01 Amendment. The Board may at any time, and from time to time, amend the Plan. Notwithstanding the foregoing, shareholder approval will be sought to the extent necessary and required for the Plan to satisfy other applicable laws, regulations or NASDAQ listing requirements.
     Section 10.02 Termination. The Board may terminate the Plan at any time in its discretion. Unless sooner terminated, the Plan will terminate at the time that all of the shares of Common Stock reserved for issuance under the Plan, as increased and/or adjusted from time to time, have been issued under the terms of the Plan. No Purchase Rights may be granted under the Plan after the Plan is terminated. Upon termination of the Plan, the Administrator will terminate deduction authorizations and, unless the Participant elects to abandon his or her shares, will issue and deliver to each Participant a certificate for the number of shares of Common Stock paid for in full. A Participant may elect, upon termination of the Plan, to abandon all or any number of the shares of Common Stock then purchasable by and not yet issued. The Administrator will cause the Custodian to refund to the Participant any amount in the Account contributed by the Participant that exceeds the amount necessary to purchase the number of shares of Common Stock the Participant elects to purchase and not abandoned. If the Participant retains no right to purchase shares of Common Stock, the Administrator will cause the Custodian to refund to the Participant any amount in the Account contributed by the Participant. Any

Contributions remaining in the Accounts will be refunded to the Participants as soon as administratively practicable after termination of the Plan.
ARTICLE XI
MISCELLANEOUS
     Section 11.01 Tax Withholding. At the time the Purchase Right is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the Participant must make adequate provisions for federal, state or other tax withholding obligations, if any, that arise upon the exercise of the Purchase Right or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the Participant’s Fees the amount necessary for the Company to meet applicable withholding obligations, including without limitation any withholding required to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock purchased by the Participant.
     Section 11.02 Shareholder Rights. No Participant will have rights or privileges of a shareholder of the Company with respect to any shares of Common Stock subject to Purchase Rights unless and until the Participant’s share of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or transfer agent).
     Section 11.03 Incapacity of Participant or Beneficiary. If any person entitled to receive a distribution under the Plan is physically or mentally incapable of personally receiving and giving a valid receipt for any payment due (unless prior claim therefor will have been made by a duly qualified guardian or other legal representative), then, unless and until claim therefor will have been made by a duly appointed guardian or other legal representative of the person, the Company may provide for the payment or any part thereof to be made to any other person or institution then contributing toward or providing for the care and maintenance of the person. Any such payment will be a payment for the account of such person and a complete discharge of any liability of the Company and the Plan therefor.
     Section 11.04 Compliance with Securities Laws. The sale and delivery of shares of Common Stock under the Plan will be in compliance with relevant statutes and regulations of governmental authorities, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded. Further, all Common Stock acquired pursuant to the Plan will be subject to the Company’s policies concerning compliance with securities laws and regulations, as such policies may be amended from time to time. The terms and conditions of Purchase Rights granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act will comply with any applicable provisions of Rule 16b-3. As to such persons, the Plan will be deemed to contain, and such Purchase Rights will contain, and the shares issued upon exercise thereof will be subject to, such additional conditions and restrictions as may be required from time to time by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     Section 11.05 Governing Law. The Company’s obligation to offer, issue, sell, deliver or repurchase Common Stock under the Plan is at all times subject to all approvals of and compliance with any governmental authorities (whether domestic or foreign) required in connection with the authorization, offer, issuance, sale, delivery or repurchase of Common Stock as well as all federal, state, local and foreign laws. This Plan and all determinations made hereunder and action taken pursuant hereto will be governed by and construed in accordance with the laws of the State of Georgia without regard to choice of law principles thereof.
     Section 11.06 Administrative Costs. All costs and expenses incurred in administering the Plan will be paid by the Company, except that any brokerage fees incurred upon the sale of shares of Common Stock or costs incurred in the issuance of a stock certificate will be paid by the Participant.
     Section 11.07 Mistake of Fact. Any mistake of fact or misstatement of facts will be corrected when it becomes known by a proper adjustment to an Offering.
     Section 11.08 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person relying thereon considers pertinent and reliable, and signed, made, or presented by the proper party or parties.
     Section 11.09 Notices. Any notice or document required to be given to or filed with the Company, Committee or Administrator will be properly given or filed if valid delivered (and a delivery receipt is received) or mailed by certified mail, return receipt requested, postage paid, to Benefits Committee 930 University Blvd. North, Jacksonville, FL 32211.
     Section 11.10 Headings and Gender. The headings and subheadings in the Plan have been inserted for convenience of reference only and will not affect the construction of the provisions hereof. In any necessary construction the masculine will include the feminine and the singular the plural, and vice versa.
     Section 11.11 Spendthrift Clause. No benefit or interest available hereunder will be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by creditors of the Participant or the Participant’s designated beneficiary, either voluntarily or involuntarily.
     Section 11.12 Severability. If any provision of the Plan will be held illegal or invalid for any reason, said illegality or invalidity will not affect the remaining provisions hereof; instead, each provision will be fully severable and the Plan will be construed and enforced as if said illegal or invalid provision had never been included herein.
     Section 11.13 Counterparts. This Plan may be executed in any number of counterparts, each of which will constitute but one and the same instrument and may be sufficiently evidenced by any one counterpart.

REVOCABLE PROXY
ATLANTIC COAST FEDERAL CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
May 14, 2010
          The undersigned hereby appoints the proxy committee of the board of directors of Atlantic Coast Federal Corporation (the “Company”), with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2010 Annual Meeting of Stockholders (“Annual Meeting”) to be held at the Holiday Inn, 1725 Memorial Drive, Waycross, Georgia, at 10:00 a.m., local time, on May 14, 2010. The proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

		FOR	VOTE WITHHELD
1.	The election as directors of the nominees listed below (except as marked to the contrary below) for a term of three years and until their respective successors have been elected and qualified:	☐	☐

Charles E. Martin, Jr.
Forrest W. Sweat, Jr.
Thomas F. Beeckler

INSTRUCTION: To withhold your vote for any individual nominee, mark “Vote Withheld” and write that nominee’s name on the space provided.

	The election as director of the nominee listed below for a term of one year and until his successor has been elected and qualified:	FOR	VOTE WITHHELD
		☐	☐

Jay S. Sidhu

		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of McGladrey & Pullen, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2010.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	The approval of the Atlantic Coast Federal Corporation 2010 Employee Stock Purchase Plan.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
4.	The approval of the Atlantic Coast Federal Corporation 2010 Director Stock Purchase Plan.	☐	☐	☐
The board of directors recommends a vote “FOR” each of the above-listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
          Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy statement prior to a vote being taken on a particular proposal at the Annual Meeting.
          The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated April 7, 2010, and audited financial statements.

Dated: , 2010	☐ Check Box if You Plan to Attend the Annual Meeting

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER
          Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.